                                                                     Exhibit 4.1

                                                                  EXECUTION COPY

================================================================================

                          ICON HEALTH & FITNESS, INC.,
                                    as Issuer

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN,

                                       and

                       IBJ WHITEHALL BANK & TRUST COMPANY,
                                   as Trustee

                        ---------------------------------

                                    Indenture

                         Dated as of September 27, 1999

                            -------------------------
                                   $45,000,000

                          12% Notes due 2005, Series A

                                       and

                          12% Notes due 2005, Series B

================================================================================
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                           ICON HEALTH & FITNESS, INC.

               Reconciliation and tie between Trust Indenture Act
              of 1939 and Indenture, dated as of ___________, 1999

Trust Indenture                                                        Indenture
Act Section                                                             Section
-----------                                                             -------

[to be revised]

ss.310    (a)(1)..........................................................6.7
          (a)(2)..........................................................6.7
          (b).............................................................6.8
ss.312    (c).............................................................7.1
ss.314    (a)(4).........................................................10.8(a)
          (c)(1)..........................................................1.3
          (c)(2)..........................................................1.3
          (e).............................................................1.3
ss.315    (b).............................................................6.1
ss.316    (a)(last sentence).................................1.1 ("Outstanding")
          (a)(1)(A)..................................................5.2, 5.12
          (a).............................................................5.13
          (b).............................................................5.8
          (c)............................................................ 1.5(d)
ss.317    (a)(1)..........................................................5.3
          (a)(2)..........................................................5.4
          (b)............................................................10.3
ss.318    (a).............................................................1.12

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

       ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1. Definitions.....................................................1
Section 1.2. Incorporation by Reference of Trust Indenture Act..............29
Section 1.3.  Compliance Certificates and Opinions..........................30
Section 1.4. Form of Documents Delivered to Trustee.........................30
Section 1.5. Acts of Holders................................................31
Section 1.6. Notices, Etc., to Trustee and the Company......................32
Section 1.7. Notice to Holders; Waiver......................................33
Section 1.8. Effect of Headings and Table of Contents.......................34
Section 1.9. Successors and Assigns.........................................34
Section 1.10. Separability Clause...........................................34
Section 1.11. Benefits of Indenture.........................................34
Section 1.12. Governing Law.................................................34
Section 1.13. Legal Holidays................................................34

                           ARTICLE II. SECURITY FORMS

Section 2.1. Forms Generally................................................35
Section 2.2. Restrictive Legends............................................36

                           ARTICLE III. THE SECURITIES

Section 3.1. Title and Terms................................................37
Section 3.2. Denominations..................................................38
Section 3.3. Execution, Authentication, Delivery and Dating.................38
Section 3.4. Temporary Securities...........................................40
Section 3.5.  Registration, Registration of Transfer and Exchange...........40
Section 3.6.  Book-Entry Provisions for U.S. Global Security................42
Section 3.7.  Special Transfer Provisions...................................43
Section 3.8.  Mutilated, Destroyed, Lost and Stolen Securities..............45
Section 3.9.  Payment of Interest; Interest Rights Preserved................46
Section 3.10.  Persons Deemed Owners........................................48
Section 3.11.  Cancellation.................................................48
Section 3.12.  Computation of Interest......................................48

                     ARTICLE IV. SATISFACTION AND DISCHARGE

Section 4.1.  Satisfaction and Discharge of Indenture.......................49
Section 4.2.  Application of Trust Money....................................50

                               ARTICLE V. REMEDIES


                                       i
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Section 5.1.  Events of Default.............................................50
Section 5.2.  Acceleration of Maturity; Rescission and Annulment............53
Section 5.3.  Collection of Indebtedness and Suits for Enforcement
               by Trustee ..................................................54
Section 5.4.  Trustee May File Proofs of Claim..............................55
Section 5.5.  Trustee May Enforce Claims Without Possession of Securities...56
Section 5.6.  Application of Money Collected................................56
Section 5.7.  Limitation on Suits...........................................57
Section 5.8.  Unconditional Right of Holders to Receive Principal,
               Premium and Interest.........................................57
Section 5.9.  Restoration of Rights and Remedies............................58
Section 5.10.  Rights and Remedies Cumulative...............................58
Section 5.11.  Delay or Omission Not Waiver.................................58
Section 5.12.  Control by Holders...........................................58
Section 5.13.  Waiver of Past Defaults......................................59
Section 5.14.  Waiver of Stay or Extension Laws.............................59

                             ARTICLE VI. THE TRUSTEE

Section 6.1.  Notice of Defaults............................................60
Section 6.2.  Certain Rights of Trustee.....................................60
Section 6.3.  Trustee Not Responsible for Recitals or
               Issuance of Securities ......................................61
Section 6.4.  May Hold Securities...........................................62
Section 6.5.  Money Held in Trust...........................................62
Section 6.6.  Compensation and Reimbursement................................62
Section 6.7.  Corporate Trustee Required; Eligibility.......................63
Section 6.8.  Resignation and Removal; Appointment of Successor.............63
Section 6.9.  Acceptance of Appointment by Successor........................65
Section 6.10.  Merger, Conversion, Consolidation or Succession to Business..65

               ARTICLE VII. HOLDERS' LISTS AND REPORTS BY TRUSTEE

Section 7.1.  Disclosure of Names and Addresses of Holders..................66
Section 7.2.  Reports by Trustee............................................67

       ARTICLE VIII. CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.1.  Company May Consolidate, Etc., Only on Certain Terms..........67
Section 8.2.  Successor Substituted.........................................69
Section 8.3. Securities to Be Secured in Certain Events.....................69

                           ARTICLE IX. SUPPLEMENTAL INDENTURES

Section 9.1.  Supplemental Indentures Without Consent of Holders............70


                                       ii
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Section 9.2.  Supplemental Indentures with Consent of Holders...............70
Section 9.3.  Execution of Supplemental Indentures..........................71
Section 9.4.  Effect of Supplemental Indentures.............................72
Section 9.5.  Conformity with Trust Indenture Act...........................72
Section 9.6.  Reference in Securities to Supplemental Indentures............72
Section 9.7.  Notice of Supplemental Indentures.............................72

                                   ARTICLE X. COVENANTS

Section 10.1.  Payment of Principal, Premium, if any, and Interest..........72
Section 10.2.  Maintenance of Office or Agency..............................73
Section 10.3.  Money for Security Payments to Be Held in Trust..............74
Section 10.4. Corporate Existence...........................................75
Section 10.5. Payment of Taxes and Other Claims.............................76
Section 10.6. Maintenance of Properties.....................................76
Section 10.7. Insurance.....................................................76
Section 10.8. Statement by Officers as to Default...........................76
Section 10.9. Provision of Financial Statements.............................77
Section 10.10. Limitation on Indebtedness and Issuance of Preferred Stock...78
Section 10.11. Limitation on Restricted Payments............................79
Section 10.12.  [Intentionally Omitted].....................................84
Section 10.13.  Limitation on Transactions with Affiliates..................84
Section 10.14.  Limitation on Liens.........................................85
Section 10.15.  Change of Control Offer.....................................86
Section 10.16.  Limitation on Line of Business..............................88
Section 10.17.  Limitation on Sale of Assets................................88
Section 10.18.   Limitation on Issuances of Guarantees of Indebtedness......90
Section 10.19.  Limitation on Dividends and Other Payment Restrictions
                 Affecting Subsidiaries.....................................91
Section 10.20.  Limitation on Sale and Leaseback Transactions...............92
Section 10.21.  [Intentionally Omitted].....................................92
Section 10.22.  Limitation on Designations of Unrestricted Subsidiaries.....92
Section 10.23.  Waiver of Certain Covenants.................................93
Section 10.24.  Limitation on Other Senior Indebtedness.....................94
Section 10.25.  Rating......................................................94
Section 10.26.  Payments for Consent........................................94
Section 10.27.  Additional Subsidiary Guarantees............................94

                           ARTICLE XI. REDEMPTION OF SECURITIES

Section 11.1.  Right of Redemption..........................................95
Section 11.2.  Applicability of Article.....................................95
Section 11.3.  Election to Redeem; Notice to Trustee........................95
Section 11.4.  [Intentionally Omitted]......................................95
Section 11.5.  Notice of Redemption.........................................95


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Section 11.6.  Deposit of Redemption Price..................................96
Section 11.7.  Securities Payable on Redemption Date........................96

                     ARTICLE XII. DEFEASANCE AND COVENANT DEFEASANCE

Section 12.1.  Company's Option to Effect Defeasance or
                Covenant Defeasance ........................................97
Section 12.2.  Defeasance and Discharge.....................................97
Section 12.3.  Covenant Defeasance..........................................98
Section 12.4.  Conditions to Defeasance or Covenant Defeasance..............98
Section 12.5.  Deposited Money and U.S. Government Obligations to Be
                Held in Trust; Other Miscellaneous Provisions..............101
Section 12.6.  Reinstatement...............................................101

                        ARTICLE XIII. SUBORDINATION OF SECURITIES

Section 13.1.  Securities Subordinated to Senior Indebtedness..............102
Section 13.2.  No Payment on Securities in Certain Circumstances...........102
Section 13.3.  Payment over Proceeds upon Dissolution, Etc.................103
Section 13.4.  Subrogation.................................................105
Section 13.5.  Obligations of Company Unconditional........................106
Section 13.6.  Notice to Trustee...........................................106
Section 13.7.  Reliance on Judicial Order or Certificate of
                Liquidating Agent .........................................107
Section 13.8.  Trustee's Relation to Senior Indebtedness...................108
Section 13.9.  Subordination Rights Not Impaired by Acts or Omissions
                    of the Trustee, the Holders, the Company or Holders
                    of Senior Indebtedness.................................108
Section 13.10.  Holders Authorize Trustee to Effectuate Subordination of
                    Securities.............................................109
Section 13.11.  Not to Prevent Events of Default...........................109
Section 13.12.  Trustee's Compensation Not Prejudiced......................109
Section 13.13.  No Waiver of Subordination Provisions......................109
Section 13.14.  Payments May Be Paid Prior to Dissolution..................110

                            ARTICLE XIV. SUBSIDIARY GUARANTEES

Section 14.1.  Guarantee...................................................110
Section 14.2.  Guarantee Limitation On Subsidiary Guarantor Liability......112
Section 14.3.  Execution And Delivery Of Subsidiary Guarantee..............112
Section 14.4.  Subsidiary Guarantors May Consolidate, Etc., Only on
                Certain Terms..............................................113
Section 14.5.  Releases of Subsidiary Guarantee............................114
Section 14.6.  Subordination of Subsidiary Guarantee.......................115

                                    SCHEDULES

SCHEDULE I        List of Subsidiary Guarantors.

SCHEDULE II       Agreements.

                                    EXHIBITS

EXHIBIT A         Form of Securities, Trustee's Certificate of Authentication.

EXHIBIT B         [Intentionally Omitted]

EXHIBIT C         Form of Certificate to be Delivered in Connection with
                  Transfers to Non-QIB Institutional Accredited Investors.

EXHIBIT D         Form of Notation of Subsidiary Guarantee.

EXHIBIT E         Form of Supplemental Indenture to be Delivered by Subsequent
                  Subsidiary Guarantors.

            INDENTURE, dated as of September 27, 1999, between ICON HEALTH & FITNESS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company" or "ICON"), as Issuer, having its principal office at 1500 South 1000 West, Logan, Utah 84321, the Subsidiary Guarantors listed on Schedule I hereto (collectively, the "Subsidiary Guarantors") and IBJ Whitehall Bank & Trust Company, a New York banking association, as trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

            The Company has duly authorized the creation of an issue which will consist of up to $45,000,000 principal amount at maturity of 12% Notes due 2005, Series A (herein called the "Initial Securities"), and 12% Notes due 2005, Series B (the "Exchange Securities" and, together with the Initial Securities, the "Securities").

            All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as set forth herein.

                                   ARTICLE I.
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

            Section 1.1. Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

            c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

            d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            Certain terms, used principally in Articles Two, Ten and Twelve, are defined in those Articles.

            "Acquired Indebtedness" means, with respect to any specified Person,
(i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

            "Act", when used with respect to any Holder, has the meaning specified in Section 1.5.

            "Affiliate" of any specified Person means any other Person (i) which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, such Person, (ii) which directly or indirectly through one or more intermediaries beneficially owns or holds 10% or more of the combined voting power of the total Voting Stock of such Person, or (iii) of which 10% or more of the combined voting power of the total Voting Stock (or in the case of a Person that is not a corporation, 10% or more of the equity interest), directly or indirectly, through one or more intermediaries is beneficially owned or held by such Person; provided that the term "Affiliate" shall not be deemed to apply to any Bank solely by virtue of its ownership directly or indirectly of up to 20% of the Voting Stock of the Company. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling", "controlled by" and "under common control with" have meanings correlative to the foregoing. For the avoidance of doubt, Holdings, Bain and Credit Suisse First Boston Corporation ("CSFB") shall be deemed Affiliates of the Company as of the Issue Date.

            "Asset Sale" means: (i) the sale, lease, conveyance or other disposition of any assets or rights, other than sales of inventory in the ordinary course of business consistent with past practices; provided that the sale, conveyance or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole shall be governed by Article Eight and Section 10.15 of the Indenture and not Section 10.17 of the Indenture and (ii) the issuance or sale of Capital Stock by any of the Company's Restricted Subsidiaries. Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales: (i) any single transaction or series of related transactions that (a) involves assets having a Fair Market Value of less than $500,000 or (b) results in net proceeds to the Company and its Restricted Subsidiaries of less than $500,000, (ii) a transfer of assets between or among the Company and its Restricted Subsidiaries, (iii) an issuance of Capital Stock by a Restricted Subsidiary to the Company or to another Restricted Subsidiary, (iv) a Restricted Payment that is permitted by Section 10.11 and (v) the sale of accounts receivable transferred to an Unrestricted Subsidiary or any other Person that is not a Subsidiary of the Company in connection with a Securitization Transaction for the Fair Market Value thereof, including cash in an amount at least equal to 75% of the Fair Market Value thereof. For purposes of clause (v) of the immediately preceding sentence, Securitization Notes shall be deemed to be cash.

            "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

            "Average Life to Stated Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

            "Bain" means Bain Capital, Inc.

            "Bankruptcy Law" means Title 11, United States Code, as amended, or any similar United States Federal or State law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

            "Banks" means General Electric Capital Corporation and Fleet National Bank, as agents for the lenders, and the banks and other financial institutions from time to time that are agents or lenders under the Credit Agreement.

            "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or in the city where the Corporate Trust Office or the principal office of the Paying Agent is located are authorized or obligated by law or executive order to close.

            "Canadian Subsidiary Borrowing Base" means, as of any date, an amount equal to the sum of (a) 85.0% of the book value of all accounts receivable owned by the Company's Canadian Restricted Subsidiaries) (excluding any accounts receivable from an Affiliate of such Canadian Restricted Subsidiaries or that are more than 90 days past due, less (without duplication) the allowance for doubtful accounts attributable to current trade accounts receivable) and (b) 60.0% of the book value of all inventory owned by such Canadian Restricted Subsidiaries as of such date (with a seasonal increase of 70.0% of inventory in effect from July 1 through November 30 of each year), all calculated on a consolidated basis and in accordance with GAAP. To the extent that information is not available as to the amount of accounts receivable or inventory as of a specific date, Canadian Subsidiary Borrowing Base shall be calculated utilizing the most recent available information.

            "Capital Stock" means (a) in the case of a corporation, corporate stock; (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (d) any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing person; and in each case, all warrants, options or other rights to acquire any of the foregoing (but excluding any debt security that is convertible into, or exchangeable for, any of the foregoing).

            "Capitalized Lease Obligation" means any obligation under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

            "Cash Equivalents" means (a) United States dollars, (b) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than nine months from the date of acquisition, (c) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition and overnight bank deposits, in each case with any United States commercial bank having capital and surplus in excess of $500 million, (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (b) and (c) entered into with any financial institution meeting the qualifications specified in clause (c) above, and (e) commercial paper having the highest rating obtainable from Moody's Investors Service or Standard & Poors Ratings Group and bankers' acceptances of a financial institution with such a commercial paper rating and in each case maturing within 270 days after the date of acquisition.

            "Change of Control" means the occurrence of any of the following events: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Bain or its Affiliates or CSFB or its Affiliates, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that (x) a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time and (y) "beneficial owner" shall not include any "person" or "group" solely by reason of such Person being party to the Stockholders Agreement or a member of the limited liability company referred to in the Exchange Offer and Consent Solicitation Statement), directly or indirectly, of more than 50% of the total outstanding Voting Stock of the Company or Holdings, as the case may be measured by voting power rather than number of shares; (ii) the sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" or "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than Bain or its Affiliates or CSFB or its Affiliates; (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company or Holdings, as the case may be (together with any new directors whose election to such Board or whose nomination for election by the stockholders of the Company or Holdings, as the case may be, was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of such Board of Directors then in office; (iv) the Company or Holdings, as the case may be, consolidates with or merges with or into another Person, or any Person consolidates with or merges into or with the Company or Holdings, as the case may be, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or Holdings, as the case may be, is converted into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Stock of the Company or Holdings, as the case may be, is not changed or exchanged at all (except only to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company or Holdings, as the case may be) or where (A) the outstanding Voting Stock of the Company or Holdings, as the case may be, outstanding immediately prior to such transaction is changed into or exchanged for Voting Stock of the surviving transferee Person (other than Redeemable Capital Stock) constituting a majority of the outstanding shares of such Voting Stock of such surviving transferee Person immediately after giving effect to such issuance and (B) no "person" or "group" other than Bain or its Affiliates or CSFB or its Affiliates, owns immediately after such transaction, directly or indirectly, more than 50% of the total outstanding Voting Stock of the surviving corporation; (v) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution; or (vi) Holdings shall hold less than 100% of the common stock of the Company.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

            "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Borrowing Base" means, as of any date, an amount equal to the sum of (a) 85.0% of the book value of all accounts receivable owned by the Company and its Domestic Subsidiaries and Canadian Restricted Subsidiaries (excluding any accounts receivable from an Affiliate of such Person or that are more than 90 days past due, less (without duplication) the allowance for doubtful accounts attributable to current trade accounts receivable) and (b) 60.0% of the book value of all inventory owned by the Company and its Domestic Subsidiaries and Canadian Restricted Subsidiaries as of such date (with a seasonal increase of 70.0% of inventory in effect from July 1 through November 30 of each year), all calculated on a consolidated basis and in accordance with GAAP. To the extent that information is not available as to the amount of accounts receivable or inventory as of a specific date, Company Borrowing Base shall be calculated utilizing the most recent available information.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two of the following: its Chairman, Chief Executive Officer, its President, any Vice President, its Treasurer, its Chief Financial Officer, Director of Finance or an Assistant Treasurer, and delivered to the Trustee.

            "Consolidated Adjusted Net Income (Loss)" means, for any period, the consolidated net income (or loss) of the Company and its Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included therein, by excluding, without duplication, (i) any net after-tax extraordinary gains or losses (less all fees and expenses relating thereto),
(ii) the portion of net income (or loss) of the Company and its consolidated Restricted Subsidiaries allocable to minority interests in unconsolidated Persons or Persons that are accounted for by equity method of accounting to the extent that cash dividends or distributions have not actually been received by the Company or any Restricted Subsidiary, (iii) net income (or loss) of any Person combined with the Company or any Restricted Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination,
(iv) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (v) net after-tax gains or losses (less all fees and expenses relating thereto) in respect of dispositions of assets other than in the ordinary course of business, (vi) the net income of any Restricted Subsidiary to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Restricted Subsidiary or its shareholders, or (vii) the cumulative effect of a change in accounting principles.

            "Consolidated Fixed Charge Coverage Ratio" of the Company means, for any period, the ratio of (a) the sum of (i) Consolidated Adjusted Net Income
(Loss), (ii) Consolidated Interest Expense, (iii) Consolidated Income Tax Expense and (iv) Consolidated NonCash Charges, in the case of (ii), (iii) and
(iv) only to the extent such expense or charge was deducted in computing Consolidated Adjusted Net Income (Loss), in each case, for such period, of the Company and its Restricted Subsidiaries on a consolidated basis, all determined in accordance with GAAP to (b) the sum of Consolidated Interest Expense for such period and cash and non-cash dividends paid on any Preferred Stock of the Company or any Restricted Subsidiary during such period; provided that in making such computation, the Consolidated Interest Expense attributable to (A) interest on any Indebtedness computed on a pro forma basis and bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period, (B) interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period and
(C) notwithstanding clauses (A) and (B) above, interest on any Indebtedness determined on a fluctuating basis, to the extent such interest is covered by Interest Rate Protection Agreements, shall be deemed to have accrued at the rate per annum resulting after giving effect to the operation of such agreements.

            "Consolidated Income Tax Expense" means for any period the provision for federal, state, local and foreign income taxes of the Company and its consolidated Subsidiaries for such period as determined in accordance with GAAP.

            "Consolidated Interest Expense" means, without duplication, for any period, (x) the sum of (a) the interest expense of the Company and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized, as determined on a consolidated basis in accordance with GAAP including, without limitation, (i) amortization of original issue discount and non-cash interest payments, (ii) the net payment under Interest Rate Protection Agreements (including amortization of discounts), (iii) the interest portion of any deferred payment obligation (iv) imputed interest with respect to Attributable Debt, (v) commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings and (vi) accrued interest and (b)(i) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by the Company or any Restricted Subsidiary during such period and
(ii) all capitalized interest of the Company and its consolidated Restricted Subsidiaries, in each case as determined in accordance with GAAP, minus (y) any amortization of financing fees and expenses of the Company and its consolidated Restricted Subsidiaries for such period.

            "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of:

                  (1) the consolidated equity of the common stockholders of such Person and its consolidated Subsidiaries as of such date; plus

                  (2) the respective amounts reported on such Persons's balance sheet as of such date with respect to any series of Preferred Stock (other than Redeemable Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such Preferred Stock.

            "Consolidated Non-Cash Charges" means, for any period, the aggregate depreciation, amortization and other non-cash charges of the Company and its consolidated Restricted

Subsidiaries for such period, as determined in accordance with GAAP (excluding any non-cash charge which requires an accrual or reserve for cash charges for any future period or amortization of a prepaid cash expense that was paid in a prior period).

            "Consolidation" means, with respect to the Company, the consolidation of the accounts of the Restricted Subsidiaries with those of the Company, all in accordance with GAAP consistently applied; provided that, "consolidation" will not include consolidation of the accounts of any Unrestricted Subsidiary with the accounts of the Company. The term "Consolidated" shall have a similar meaning.

            "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which office at the date of this Indenture is located at IBJ Whitehall Bank & Trust Company, One State Street, New York, New York 10004, Attention: Corporate Trust Administration, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

            "Corporation" includes corporations, associations, companies and business trusts.

            "Credit Agreement" means one or more Credit Agreements among the Company and the Banks, as in effect as of the date of this Indenture, providing for a revolving credit facility and term loans to the Company, as such agreements may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time, including, without limitation, amendments and modifications that provide for loans to Canadian Restricted Subsidiaries and for sub-facilities (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of any of the foregoing), together with the security agreements and other agreements in favor of the Banks entered into from time to time in connection with such credit agreements as such security agreements and other agreements may be amended, supplemented or otherwise modified from time to time.

            "Currency Agreements" means any spot or forward foreign exchange agreements and currency swap, currency option or other similar financial agreements or arrangements entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and designed to protect against or manage exposure to fluctuations in foreign currency exchange rates.

            "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

            "Defaulted Interest" has the meaning specified in Section 3.9.

            "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, The Depository Trust Company, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

            "Disinterested Directors" means, with respect to any transaction or series of related transactions, a member of the Board of Directors who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions.

            "Domestic Subsidiary" means any Restricted Subsidiary that is incorporated under the laws of the United States or any state thereof or the District of Columbia.

            "Event of Default" has the meaning set forth in Section 5.1.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exchange Offer and Consent Solicitation Statement" means that certain Exchange Offer and Consent Solicitation Statement dated July 30, 1999 relating to the offer of the Securities.

            "Exchange and Registration Rights Agreement" means the Exchange and Registration Rights Agreement between the Company and the holders of the Initial Securities, dated as of September 27, 1999, relating to the Securities, as such agreement may be amended, modified or supplemented from time to time.

            "Exchange Registration Statement" means the Exchange Registration Statement as defined in the Exchange and Registration Rights Agreement.

            "Exchange Securities" has the meaning stated in the first recital of this Indenture and refers to any Exchange Securities containing terms substantially identical to the Initial Securities (except that such Exchange Securities shall not contain terms with respect to transfer restrictions) that are issued and exchanged for the Initial Securities pursuant to the Exchange and Registration Rights Agreement and this Indenture.

            "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer.

            "Foreign Subsidiary" means any Subsidiary that is incorporated in a jurisdiction outside of the U.S. and territories thereof.

            "Foreign Subsidiary Borrowing Base" means, as of any date, an amount equal to the sum of (a) 85.0% of the book value of all accounts receivable owned by the Company's Foreign Subsidiaries (other than Canadian Restricted Subsidiaries) (excluding any accounts receivable from an Affiliate of such Foreign Subsidiaries or that are more than 90 days past due, less (without duplication) the allowance for doubtful accounts attributable to current trade accounts receivable) and (b) 60.0% of the book value of all inventory owned by such Foreign Subsidiaries (other than Canadian Restricted
Subsidiaries) as of such date (with a seasonal increase of 70.0% of inventory in effect from July 1 through November 30 of each year), all calculated on a consolidated basis and in accordance with GAAP. To the extent that information is not available as to the amount of accounts receivable or inventory as of a specific date, Foreign Subsidiary Borrowing Base shall be calculated utilizing the most recent available information.

            "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in other statements by any other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Issue Date.

            "Guarantee" or "guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Holdings" means HF Holdings, Inc. and its successors.

            "Indebtedness" means, with respect to any Person, without duplication, (a) all liabilities of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letter of credit, bankers' acceptance or other similar credit transaction and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person, or any warrants, rights or options to acquire such Capital Stock, now or hereafter outstanding, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (c) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding accounts payable arising in the ordinary course of business, (d) all Capitalized Lease Obligations of such Person, (e) all indebtedness referred to in the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or of such dividend (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured), (f) all guarantees by such Person of indebtedness referred to in this definition, (g) all Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends and (h) all obligations of such Person under or in respect of Interest Rate Protection Agreements and Currency Agreements. The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness issued with original issue discount and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

            "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

            "Initial Securities" has the meaning stated in the first recital of this Indenture.

            "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

            "Interest Rate Protection Agreements" means any interest rate protection agreements and other types of interest rate hedging agreements (including, without limitation, interest rate swaps, caps, collars and similar agreements) designed to minimize exposure to fluctuations in interest rates in respect of Indebtedness.

            "Investment" means, with respect to any Person, directly or indirectly, any advance, loan, or other extension of credit (including by means of a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by any other Person, except for purchases of assets in the ordinary course of business of the Company or any of its Restricted Subsidiaries, and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP.

            "Issue Date" means the closing date for the original issuance of the Initial Securities under this Indenture.

            "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), security interest, hypothecation or other encumbrance of any kind upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the return thereof, any option or other agreement to sell or give a security interest in and any filing or agreement to give any financing statement under the Uniform Commercial Code or equivalent statutes of any jurisdiction.

            "Liquidated Damages" means all liquidated damages then owing pursuant to the Registration Rights Agreement.

            "Maturity" when used with respect to any Security means the date on which the principal of such Security or an installment of principal becomes due and payable as therein provided or as provided in this Indenture, whether at Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Moody's" means Moody's Investors Service, Inc. and its successors.

            "Net Cash Proceeds" means with respect to any Asset Sale the proceeds thereof received by the Company or any of its Restricted Subsidiaries in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or Cash Equivalents (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of (i) reasonable out-of-pocket fees and expenses (including legal, accounting and investment banking and sales commissions) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties which are the subject of such Asset Sale, (iv) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale (provided that the amount of any such reserves shall be deemed to constitute Net Cash Proceeds at the time such reserves shall have been released or are not otherwise required to be retained as a reserve), all as reflected in an Officers' Certificate delivered to the Trustee.

            "Non-Recourse Debt" means Indebtedness (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, guarantee, indemnity, agreement or instrument that would constitute Indebtedness) or (b) is directly or indirectly liable (as a guarantor, general partner or otherwise), or (c) constitutes a lender; and (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Securities) of the Company or any of its Restricted Subsidiaries to declare a default under such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

            "Officers' Certificate" means a certificate signed by the Chairman, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, the Chief Financial Officer, the Director of Finance, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, and who shall be acceptable to the Trustee.

            "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (iii) Securities, except to the extent provided in Sections 12.2 and 12.3, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Twelve; and

            (iv) Securities which have been paid pursuant to Section 3.8 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that, in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

            "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any, on) or interest on any Securities on behalf of the Company.

            "Permitted Business" means the lines of business that the Company and its Restricted Subsidiaries currently conduct on the date of the Indenture and any businesses that derive (or are expected to derive) a majority of their revenues from products and activities reasonably related thereto.

            "Permitted Indebtedness" means any of the following:

            (i) Indebtedness of the Company and any Subsidiary Guarantor (including Canadian Restricted Subsidiaries that are also Subsidiary Guarantors) under the Credit Agreement; provided that the aggregate principal amount of such Indebtedness at any one time outstanding shall not exceed the greater of (1) the Company Borrowing Base plus $120 million and (2) $350 million, in each case less (a) the aggregate amount of all Net Cash Proceeds of Asset Sales applied by the Company and any of its Subsidiaries since the date of this Indenture to permanently repay Indebtedness under the Credit Agreement pursuant to Section 10.17 hereof and (b) the amount of outstanding Indebtedness incurred by Canadian Restricted Subsidiaries pursuant to clause (xiii) below; provided further that the amount of Indebtedness permitted to be incurred pursuant to this clause (i) shall be in addition to any Indebtedness permitted to be incurred under the Credit Agreement in reliance on, and in accordance with, clauses (viii) and (xii) of this definition of "Permitted Indebtedness";

            (ii) Indebtedness of the Company and any Restricted Subsidiary under the Securities;

            (iii) Indebtedness of the Company and any Restricted Subsidiary (other than under the Credit Agreement) outstanding on the date of this Indenture until such amounts are repaid;

            (iv) obligations of the Company and any Restricted Subsidiary incurred in connection with Interest Rate Protection Agreements relating to Indebtedness (including Permitted Indebtedness) permitted pursuant to
      Section 10.10 that are entered into in the ordinary course of business;

            (v) obligations of the Company and any Restricted Subsidiary incurred in connection with Currency Agreements that are entered into in the ordinary course of business of the Company and its Restricted Subsidiaries;

            (vi) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries; provided, however, that:

                  (A) if the Company or any Subsidiary Guarantor is the obligor on such Indebtedness and the obligee is not the Company or any Subsidiary Guarantor, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all obligations with respect to the Securities, in the case of the Company, or the Subsidiary Guarantee of such Subsidiary Guarantor, in the case of a Subsidiary Guarantor; and

                  (B) (1) any subsequent issuance or transfer of Capital Stock that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary thereof and (2) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Restricted Subsidiary thereof; shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (vi);

            (vii) Indebtedness arising from customary agreements providing for indemnification or similar obligations, or from guarantees, letters of credit, surety bonds or performance bonds securing any obligations of the Company pursuant to such agreements, in any case entered into in a commercially reasonable manner in the ordinary course of business consistent with past practices incurred in connection with the disposition of any business, assets or Restricted Subsidiary of the Company, in a principal amount not to exceed the proceeds received by the Company and its Restricted Subsidiaries in connection with such disposition;

            (viii) Purchase Money Obligations and Capitalized Lease Obligations of the Company and one or more Restricted Subsidiaries not to exceed, in the aggregate at any time outstanding (including the amount of any additional Indebtedness incurred under clause (i) of this definition of "Permitted Indebtedness" in reliance on this clause (viii)), $10 million;

            (ix) Indebtedness of Foreign Subsidiaries (other than Canadian Restricted Subsidiaries) in an aggregate principal amount not to exceed, at any time outstanding, the lesser of $50 million or the Foreign Subsidiary Borrowing Base; provided, however, that such amount shall be reduced by the amount of Indebtedness incurred by such Foreign Subsidiaries pursuant to clause (i) above;

            (x) any renewals, extensions, substitutions, refundings, refinancings or replacements (each, a "refinancing") of any Indebtedness (other than intercompany Indebtedness) described in clauses (ii) and (iii) and clause (xii) of this definition of "Permitted Indebtedness," including any successive refinancings so long as (A) the aggregate principal amount or accreted value, if applicable,(or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, then such lesser amount as of the date of determination) of Indebtedness represented thereby is not increased by such refinancing other than by an amount equal to the stated amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus the amount of reasonable expenses of the Company incurred in connection with such refinancing, (B) such refinancing does not reduce the Average Life to Stated Maturity or shorten the Stated Maturity of such Indebtedness, (C) such new Indebtedness is subordinated to the Securities at least to the same extent as the Indebtedness being refinanced if the Indebtedness being refinanced is Subordinated Indebtedness and (D) such Indebtedness is incurred either by the Company or by the Restricted Subsidiary which is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded;

            (xi) the accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Redeemable Capital Stock in the form of additional shares of the same class of Redeemable Capital Stock; provided, in each such case, that the amount thereof is included in Consolidated Interest Expense of the Company as accrued;

            (xii) Indebtedness of the Company and one or more Restricted Subsidiaries in addition to that described in clauses (i) through (xi) of this definition of "Permitted Indebtedness," including Indebtedness incurred pursuant to clause (x) above to refinance any Indebtedness incurred pursuant to this clause (xii), not to exceed $15 million in the aggregate at any one time outstanding (including the amount of any additional Indebtedness incurred under clause (i) of this definition of "Permitted Indebtedness" in reliance on this clause (xii)); and

            (xiii) Indebtedness of Canadian Restricted Subsidiaries (to the extent they are not also Subsidiary Guarantors) under the Credit Agreement in an aggregate principal amount not to exceed, at any time outstanding, the lesser of $50 million or the Canadian Subsidiary Borrowing Base.

            "Permitted Investment" means:

            (i) Investments in any Restricted Subsidiary or any Investment in any Person by the Company or any Restricted Subsidiary as a result of which such Person becomes a Restricted Subsidiary (provided, however, that in each case such Restricted Subsidiary is engaged in a Permitted Business) or any Investment in the Company by a Restricted Subsidiary;

            (ii) intercompany Indebtedness to the extent permitted under clause
      (vi) of the definition of "Permitted Indebtedness";

            (iii) Investments in Cash Equivalents;

            (iv) Investments in an amount not to exceed $2 million in the aggregate at any given time outstanding;

            (v) Investments in existence on the date of this Indenture;

            (vi) Investments by the Company or any Restricted Subsidiary in any Person (including any Unrestricted Subsidiary) whose operations consist of, or has been formed to operate, a Permitted Business in an amount not to exceed $8 million in the aggregate at any given time outstanding; and

            (vii) any Investment made by the Company or a Restricted Subsidiary in an Unrestricted Subsidiary or any other Person that is not a Subsidiary of the Company in connection with a Securitization Transaction; provided that any such Investment is in the form of a Securitization Note or an equity interest.

            "Permitted Liens" means any of the following:

            (a) any Lien existing as of the date of this Indenture (other than Liens securing Indebtedness under the Credit Agreement);

            (b) any Lien arising by reason of (1) any judgment, decree or order of any court, so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired, the claims secured thereby are being contested in good faith by appropriate proceedings, adequate reserves have been established with respect to such claims in accordance with GAAP and no Default or Event of Default would result thereby; (2) taxes, assessments, governmental charges or levies not yet delinquent or which are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that, any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (3) security for payment of workers' compensation or other insurance incurred in the ordinary course of business; (4) security for the performance of tenders, contracts (other than contracts for the payment of money) or leases incurred in the ordinary course of business;
      (5) deposits to secure public or
      statutory obligations incurred in the ordinary course of business; (6) operation of law in favor of carriers, warehousemen, mechanics, materialmen, laborers, employees or suppliers and similar Liens incurred in the ordinary course of business for sums which are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof incurred in the ordinary course of business; or (7) security for surety or appeal bonds incurred in the ordinary course of business;

            (c) any Lien existing on the assets of the Company or any Subsidiary Guarantor (including Canadian Restricted Subsidiaries that are also Subsidiary Guarantors) securing the Indebtedness of the Company or any such Subsidiary Guarantor under the Credit Agreement, provided that the principal amount of Indebtedness secured by such Lien does not exceed the amount of Indebtedness permitted to be incurred under clause (i) of the definition of "Permitted Indebtedness";

            (d) any Lien in favor of the Company or a Subsidiary Guarantor;

            (e) any Lien securing any Interest Rate Protection Agreements to the extent such Agreements relate to Indebtedness that is otherwise permitted to be incurred pursuant to this Indenture;

            (f) any Lien securing the Securities;

            (g) any Liens on assets acquired by the Company or any Restricted Subsidiary after the date of this Indenture, whether by acquisition of shares, assets or otherwise, provided that such Lien (i) existed on the date such asset was acquired, (ii) only extends to assets that were subject to such Lien prior to such acquisition, and (iii) was not incurred in anticipation of such acquisition;

            (h) Liens relating to Purchase Money Obligations, provided, however, that (i) the principal amount of any Indebtedness secured by such Liens shall not exceed 100% of the applicable purchase price or cost and (ii) the Lien securing such Indebtedness shall be created (A) in the case of any asset acquisition within 180 days of the closing of such asset acquisition and (B) in all other cases, in the ordinary course of business, within 90 days of such acquisition and (iii) such Lien does not apply to any assets other than those acquired with such Purchase Money Obligations and (iv) the Indebtedness secured by the Lien was permitted to be incurred pursuant to clause (viii) of the definition of Permitted Indebtedness;

            (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties in connection with the importation of goods not yet delinquent, incurred in the ordinary course of business; provided that, any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

            (j) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods incurred in the ordinary course of business;

            (k) [Intentionally Omitted];

            (1) Liens encumbering property or assets under construction arising from progress or partial payments by a customer of the Company or any Restricted Subsidiary relating to such property or assets incurred in the ordinary course of business;

            (m) Liens securing an aggregate of $2.0 million of Indebtedness permitted to be incurred under this Indenture by the Company and any Restricted Subsidiary;

            (n) easements, rights-of-way and other similar charges or encumbrances which were not incurred in connection with the incurrence of Indebtedness and do not interfere in any material respect with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

            (o) Liens on the assets of Foreign Subsidiaries (other than Canadian Restricted Subsidiaries) securing Indebtedness of Foreign Subsidiaries (other than Canadian Restricted Subsidiaries) permitted to be incurred under clause (ix) under the definition of "Permitted Indebtedness";

            (p) any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements), as a whole or in part, of any of the Liens referred to in clauses (a), (c),
      (f), (g), (o) and (q) of this definition or the Indebtedness secured thereby; provided that (i) such extension, renewal, substitution or replacement Lien shall be limited to all or any part of the same property or assets, now owned or hereafter acquired, that secured the Lien extended, renewed, substituted or replaced (plus improvements on such property or assets) and (ii) the Indebtedness secured by such Lien (assuming all available amounts were borrowed) at such time is not increased, except to the extent permitted under clause (x) of the definition of "Permitted Indebtedness"; and

            (q) Liens on the assets of Canadian Restricted Subsidiaries securing Indebtedness of Canadian Restricted Subsidiaries permitted to be incurred under clause (xiii) under the definition of "Permitted Indebtedness".

Notwithstanding the foregoing, under no circumstances shall any Lien securing Indebtedness of the Company or any of its Subsidiaries, issued, directly or indirectly, in exchange for or upon the conversion of any Indebtedness of IHF Holdings, Inc. or ICON Fitness Corporation be deemed to be a "Permitted Lien".

            "Person" means any individual, corporation, limited liability company, partnership, joint venture, joint-stock company, trust, unincorporated organization, association, government or any agency or political subdivision thereof or any other entity.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.8 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

            "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred stock whether now outstanding, or issued after the date of this Indenture, and including, without limitation, all classes and series of preferred or preference stock.

            "Purchase Money Obligations" of any Person means any Indebtedness (including Capitalized Lease Obligations) of such Person incurred in the ordinary course of business for the purpose of financing all or any part of the acquisition price or the cost of construction or improvement of equipment or property, but only if such equipment or property is included in "addition to property, plant or equipment" in accordance with GAAP and only if such equipment or property is not being purchased as part of an acquisition of any business.

            "Redeemable Capital Stock" means any Capital Stock that, either by its terms or by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of any event or passage of time, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the Stated Maturity of the principal of the Securities, or is convertible into or exchangeable for debt securities at any time prior to the date that is 91 days after such Stated Maturity at the option of the holder thereof; provided, however, that any

Capital Stock that would constitute Redeemable Capital Stock solely because the holders thereof have the right to require the issuer thereof to repurchase such Capital Stock upon the occurrence of a Change of Control or an Asset Sale shall not constitute Redeemable Capital Stock if the terms of such Capital Stock provide that such issuer may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 10.11 hereof.

            "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption pursuant to Article X of this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

            "Registered Exchange Offer" means the registered exchange offer for the Securities which may be effected pursuant to the Exchange and Registration Rights Agreement.

            "Registrar" has the meaning specified in Section 3.5.

            "Registration Statement" means the Registration Statement as defined in the Exchange and Registration Rights Agreement.

            "Regular Record Date" for the interest payable on any Interest Payment Date means the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

            "Regulation S" means Regulation S under the Securities Act.

            "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Restricted Subsidiary" means any Subsidiary of the Company that has not been designated as an Unrestricted Subsidiary; provided that on the date the Initial Securities are originally issued, all Subsidiaries of the Company shall be Restricted Subsidiaries of the Company.

            "S&P" means Standard and Poor's Rating Group and its successors.

            "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Securities" shall include any Exchange Securities issued and exchanged for any Securities pursuant to the Exchange and Registration Rights Agreement and this Indenture and, for purposes of this Indenture, all Securities and Exchange Securities shall vote together as one series of Securities under this Indenture.

            "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder.

            "Securitization Note" means a promissory note of an Unrestricted Subsidiary or any other Person that is not a Subsidiary of the Company evidencing a line of credit, which may be irrevocable, from the Company or any Restricted Subsidiary of the Company in connection with a Securitization Transaction, which note shall be repaid from cash available to the Unrestricted Subsidiary or such Person other than amounts required to be established as reserves pursuant to agreements, amounts paid to investors in respect of interest, principal and other amounts owing to such investors and amounts paid in connection with the purchase of newly generated receivables.

            "Securitization Transaction" means any transaction or series of transactions pursuant to which the Company or any of its Restricted Subsidiaries may sell, convey or otherwise transfer to an Unrestricted Subsidiary or any other Person that is not a Subsidiary of the Company any accounts receivable (whether now existing or arising or acquired in the future) of the Company or any of its Restricted Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and contract rights and all guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets (including contract rights) which are customarily transferred in connection with asset securitization transactions involving accounts receivable.

            "Security Register" has the meaning specified in Section 3.5.

            "Senior Indebtedness" means the principal of, premium, if any, and interest, fees and expenses (including, without limitation, post-petition interest at the rate provided for in the documentation with respect thereto, whether or not allowed as a claim in bankruptcy, reorganization, insolvency, receivership or similar proceeding) with respect to any Permitted Indebtedness of the Company and its Restricted Subsidiaries under the Credit Agreement, including without limitation any guarantees thereof.

            "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Exchange and Registration Rights Agreement.

            "Significant Subsidiary" means, as of any date, any corporation or partnership that is a Subsidiary of the Company and that, as of the end of the most recently completed fiscal year of the Company for which financial statements are available, was a "significant subsidiary" as defined in Regulation S-X under the Securities Act and the Exchange Act or that, if acquired after such date, would have been a "significant subsidiary" as defined therein if it had been acquired as of such date.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.9.

            "Specified Senior Indebtedness" means Indebtedness under the Credit Agreement.

            "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by the Company or any Subsidiary of the Company that are customary in accounts receivable securitization transactions.

            "Stated Maturity" when used with respect to any Indebtedness or any installment of principal thereof or interest thereon, means the dates specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of principal or interest is due and payable.

            "Stockholders Agreement" means the stockholders agreement substantially in the form attached as an annex to the Exchange Offer and Consent Solicitation Statement.

            "Subordinated Indebtedness" means Indebtedness of the Company or any Restricted Subsidiary contractually subordinated in right of payment to the Securities.

            "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

            "Subsidiary Guarantee" means the Guarantee by each Subsidiary Guarantor of the Company's payment obligations under this Indenture and the Securities, executed pursuant to the provisions of this Indenture.

            "Subsidiary Guarantors" means each of (i) the Company's Domestic Subsidiaries, and (ii) any future Subsidiary that executes a Subsidiary Guarantee in accordance with the provisions of the Indenture and their respective successors and assigns.

            "Tax Sharing Agreement" means the tax sharing agreement dated as of September 27, 1999 among Holdings and its Subsidiaries, as amended from time to time; provided that, such amendments shall not, in aggregate, provide for terms that are materially less favorable to the Company than those in effect on the Issue Date.

            "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 9.5.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "Unrestricted Subsidiary" means any Subsidiary that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution, but only to the extent that such Subsidiary: (a) has no Indebtedness other than Non-Recourse Debt, (b) is not a party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company, (c) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (x) to subscribe for additional Capital Stock or (y) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results, and (d) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries; provided that, notwithstanding the above, the Company and its Restricted Subsidiaries may (i) make payments to, provide credit or credit support for or make Investments in the Unrestricted Subsidiaries to the extent that such payments or investments in Unrestricted Subsidiaries are in compliance with Section 10.11 and (ii) may make Standard Securitization Undertakings to an Unrestricted Subsidiary and other Persons, and loans to an Unrestricted Subsidiary under a Securitization Note, in connection with a Securitization Transaction with such Unrestricted Subsidiary.

            "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

            "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not, at the time, stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency.)

            "Wholly Owned Subsidiary" of any specified Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

            Section 1.2. Incorporation by Reference of Trust Indenture Act.

            Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

            "indenture securities" means the Securities;

            "indenture security holder" means a Holder;

            "indenture to be qualified" means this Indenture;

            "indenture trustee" or "institutional trustee" means the Trustee;
and

            "obligor" on the indenture securities means the Company or any other obligor on the Securities.

            All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by reference in the Trust Indenture Act to another statute or defined by a rule of the Commission and not otherwise defined herein shall have the meanings assigned to them therein.

            Section 1.3. Compliance Certificates and Opinions.

            Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate and an opinion of Counsel each satisfactory in form and substance to the Trustee, which, taken together, state that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 10.8(a)) shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            Section 1.4. Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Section 1.5. Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

            (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that, no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

            (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            Section 1.6. Notices, Etc., to Trustee and the Company.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company or any Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
      Attention: Corporate Trust Division, or

            (2) the Company or the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

            Section 1.7. Notice to Holders; Waiver.

            Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

            Section 1.8. Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            Section 1.9. Successors and Assigns.

            All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

            Section 1.10. Separability Clause.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 1.11. Benefits of Indenture.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder or the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            Section 1.12. Governing Law.

            This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York, without regard to the principles of conflicts of law. Upon the issuance of the Exchange Securities or the effectiveness of the Shelf Registration Statement, this Indenture shall be subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

            Section 1.13. Legal Holidays.

            In any case where any Interest Payment Date, Redemption Date, Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity or Maturity; provided that, no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

                                   ARTICLE II.
                                 SECURITY FORMS

            Section 2.1. Forms Generally.

            The definitive Securities and the certificates of authentication thereon shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

            The Initial Securities shall be known as the "12% Senior Notes due 2005, Series A" and the Exchange Securities shall be known as the "12% Senior Notes due 2005, Series B", in


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each case, of the Company. The Securities and the Trustee's certificate of authentication shall be in substantially the form annexed hereto as Exhibit
A. The Securities may have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and may have letters, notations or other marks of identification and such notations, legends or endorsements required by law, or by stock exchange agreements to which the Company is subject or usage. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security. The Company shall approve the form of the Securities and any notation, legend or endorsement on the Securities.

            The terms and provisions contained in the form of the Securities annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

            Initial Securities offered and sold in reliance on Rule 144A (together with any Securities sold pursuant to other exemptions from the Securities Act which are permitted to be evidenced by the U.S. Global Security (as defined below)) shall be issued initially in the form of one or more permanent global Securities substantially in the form set forth in Exhibit A (the "U.S. Global Security") deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

            Initial Securities which are not permitted to be evidenced by the U.S. Global Security shall be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in Exhibit A (the "U.S. Physical Securities").

            Section 2.2. Restrictive Legends.

            Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case pursuant to the Exchange and Registration Rights Agreement, each such U.S. Global Security and each U.S. Physical Security shall bear the following legend (the "Private Placement Legend") on the face thereof:

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS


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            SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE
            REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED
            OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY, OR ANY AFFILIATE OF THE COMPANY, WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY
            (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A11), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (1), (2), (3) OR (7) OF PARAGRAPH (A) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR", IN EACH CASE FOR INVESTMENT PURPOSES AND NOT WITH A
            VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR
            (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

            Each U.S. Global Security, whether or not an Initial Security, shall also bear the following legend on the face thereof:

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE


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            OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF
            THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.6 AND 3.7 OF THE INDENTURE.

                                  ARTICLE III.
                                 THE SECURITIES

            Section 3.1. Title and Terms.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $45,000,000, except for Securities authenticated and delivered upon registration of transfer or, or in exchange for, or in lieu of, other Securities pursuant to
Section 3.4, 3.5, 3.6, 3.7, 3.8, 9.6, 10.15, 10.17 or 11.8.

            The principal of (and premium, if any, on) and interest on the Securities shall be payable at the office of the Paying Agent, if any, or at the office or agency of the Company maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

            The Securities shall be redeemable as provided in Article Eleven.

            Section 3.2. Denominations.

            The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

            Section 3.3. Execution, Authentication, Delivery and Dating.

            The Securities shall be executed on behalf of the Company by its Chairman, Chief Financial Officer, its President or a Vice President, under its corporate seal reproduced thereon and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Initial Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Initial Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Initial Securities. On Company Order, the Trustee shall authenticate for original issue Exchange Securities in an aggregate principal amount not to exceed $45,000,000; provided that such Exchange Securities shall be issuable only upon the valid surrender for cancellation of Initial Securities of a like aggregate principal amount in accordance with a Registered Exchange Offer pursuant to the Exchange and Registration Rights Agreement. In each case, the Trustee shall be entitled to receive an Officers' Certificate and an Opinion of Counsel of the Company that it may reasonably request in connection with such authentication of Securities. Such order shall specify the amount of Securities to be authenticated and the date on which the original issue of Initial Securities or Exchange Securities is to be authenticated.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for in Exhibit A duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

            In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to


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

Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time outstanding for Securities authenticated and delivered in such new name.

            Section 3.4. Temporary Securities.

            Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

            If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

            Section 3.5. Registration, Registration of Transfer and Exchange.

            The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.2 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 10.2, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount.

            Furthermore, any Holder of the U.S. Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interest in such Global Security may be effected only through a book-entry system maintained by the Holder at such Global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

            At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange (including an exchange of Initial Securities for Exchange Securities), the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive; provided that, no exchange of Initial Securities for Exchange Securities shall occur until an Exchange Registration Statement shall have been declared effective by the Commission and that the Initial Securities exchanged for the Exchange Securities shall be canceled by the Trustee.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Registrar, duly executed by the Holder thereof or its attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6, 10.15, 10.17 or 11.8 not involving any transfer.

            Section 3.6. Book-Entry Provisions for U.S. Global Security.

            (a) The U.S. Global Security initially shall (i) be registered in the name of the Depositary for such global Security or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.2.

            Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any U.S. Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the U.S. Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such U.S. Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

            (b) Transfers of the U.S. Global Security shall be limited to transfers of such U.S. Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the U.S. Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 3.7. Beneficial owners may obtain U.S. Physical Securities in exchange for their beneficial interests in the U.S. Global Security upon request in accordance with the Depository's and the Registrar's procedures. In addition, U.S. Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Security if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the U.S. Global Security and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary.

            (c) In connection with any transfer of a portion of the beneficial interest in the U.S. Global Security to beneficial owners pursuant to subsection
(b) of this Section, the Registrar
shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of like tenor and amount.

            (d) In connection with the transfer of the entire U.S. Global Security to beneficial owners pursuant to subsection (b) of this Section, the U.S. Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the U.S. Global Security, an equal aggregate principal amount of U.S. Physical Securities of authorized denominations.

            (e) Any U.S. Physical Security delivered in exchange for an interest in the U.S. Global Security pursuant to subsection (c) or subsection (d) of this Section shall, except as otherwise provided by paragraph (a)(i)(x) and paragraph
(c)(ii) of Section 3.7, bear the applicable legend regarding transfer restrictions applicable to the U.S. Physical Security set forth in Section 2.2.

            (f) The registered holder of the U.S. Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

            Section 3.7. Special Transfer Provisions.

            Unless and until (i) an Initial Security is sold under an effective Registration Statement, or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case pursuant to the Exchange and Registration Rights Agreement, the following provisions shall apply:

            (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of an Initial Security to any institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) which is not a qualified institutional buyer, as defined in Rule 144A under the Securities Act (a "QIB"), excluding Non-U.S. Persons:

            (i) The Registrar shall register the transfer of any Initial Security, whether or not such Initial Security bears the Private Placement Legend, if (x) the requested transfer is at least two years after the later of the original issue date of the Initial Securities and the last date on which such security was held by the Company or its Affiliates or (y) the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto.

            (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Certificates of like tenor and amount.

            (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of an Initial Security to a QIB (excluding Non-U.S. Persons):

            (i) If the Security to be transferred consists of U.S. Physical Securities or Temporary Offshore Global Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Initial Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Initial Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Initial Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

            (ii) If the proposed transferee is an Agent Member, and the Initial Security to be transferred consists of U.S. Physical Securities or Temporary Offshore Physical Securities, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the U.S. Physical Securities or Temporary Offshore Physical Securities, as the case may be, to be transferred, and the Trustee shall cancel the Physical Security so transferred.

            (c) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraph (a)(i)(x) of this Section 3.7 exist or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

            (d) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security as set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

            The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.6 or this Section 3.7. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

            Section 3.8. Mutilated, Destroyed, Lost and Stolen Securities.

            If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

            Section 3.9. Payment of Interest; Interest Rights Preserved.

            Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 10.2; provided, however, that each installment of interest may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.10, to the address of such Person as it appears in the Security Register or (ii) transfer to an account maintained by the payee located in the United States.

            Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted
Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted
      Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The
      Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special
      Record Date therefor to be given in the manner provided for in Section 1.6, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            Section 3.10. Persons Deemed Owners.

            Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 3.5 and 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

            Section 3.11. Cancellation.

            All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that canceled Securities be returned to it.

            Section 3.12. Computation of Interest.

            Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE IV.
                           SATISFACTION AND DISCHARGE

            Section 4.1. Satisfaction and Discharge of Indenture.

            This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

            (1) either

            (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.8 and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

            (b) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or any Subsidiary Guarantor, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company and any Guarantor; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each satisfactory in form and substance to the Trustee, which, taken together, state that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and that such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which the Company is bound.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.6 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause
(1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

            Section 4.2. Application of Trust Money.

            Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                   ARTICLE V.
                                    REMEDIES

            Section 5.1. Events of Default.

            "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of the principal of or premium, if any, when due and payable, on any of the Securities, whether or not prohibited by Article Thirteen; or

            (2) default in the payment of an installment of interest or Liquidated Damages on any of the Securities, when due and payable, and continuance of such default for a period of 30 days, whether or not prohibited by Article Thirteen; or

            (3) default in the performance or breach of the provisions of Article Eight of this Indenture, the failure to make or consummate a Change in Control Offer in accordance with the provisions of Section 10.15 or the failure to make or consummate an Excess Proceeds Offer in accordance with the provisions of Section 10.17; or

            (4) the Company or any Restricted Subsidiary shall fail to perform or observe any other term, covenant or agreement contained in the Securities or this Indenture (other than a default specified in (1), (2) or (3) above) for a period of 45 days after written notice of such failure requiring the Company to remedy the same shall have been given (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of 25% in aggregate principal amount of the Securities then Outstanding; or

            (5) default or defaults under one or more mortgages, bonds, debentures or other evidences of Indebtedness under which the Company or any of its Restricted Subsidiaries then has outstanding Indebtedness in excess of $5,000,000, individually or in the aggregate, and either (a) such Indebtedness is already due and payable in full or (b) such default or defaults have resulted in the acceleration of the maturity of such Indebtedness; or

            (6) one or more final judgments, orders or decrees of any court or regulatory or administrative agency of competent jurisdiction for the payment of money in excess of $5,000,000, individually or in the aggregate, shall be entered against the Company or any of its Restricted

      Subsidiaries or any of their properties and shall not be discharged or fully bonded and there shall have been a period of 60 consecutive days after the date on which any period for appeal has expired and during which a stay of enforcement of such judgment, order or decree, shall not be in effect; or

            (7) (A) any holder of at least $5,000,000 in aggregate principal amount of secured Indebtedness of the Company or of any of its Restricted Subsidiaries as to which a default has occurred and is continuing shall commence judicial proceedings (which proceedings shall remain unstayed for 5 Business Days) to foreclose upon assets of the Company or such Restricted Subsidiary having an aggregate Fair Market Value, individually or in the aggregate, in excess of $5,000,000 or shall have exercised any right under applicable law or applicable security documents to take ownership of any such assets in lieu of foreclosure or (B) any action described in the foregoing clause (A) shall result in any court of competent jurisdiction issuing any order for the seizure of such assets; or

            (8) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Significant Subsidiary or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustments or composition of or in respect of the Company, any Significant Subsidiary or any Subsidiary Guarantor or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, under applicable Bankruptcy Law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, any Significant Subsidiary, or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (9) the institution by the Company or any Significant Subsidiary or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under applicable Bankruptcy Law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, of any substantial part of its property, or the making by it of assignment for the benefit of creditors, or it is generally not paying its debts as they become due; or

            (10) except as otherwise permitted by this Indenture, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Subsidiary Guarantor shall deny or disaffirm its obligations under its Subsidiary Guarantee.

            Section 5.2. Acceleration of Maturity; Rescission and Annulment.

            If an Event of Default (other than an Event of Default specified in Section 5.1(8) or 5.1(9)) occurs and is continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal of, premium, if any, and accrued interest on all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable. If an Event of Default specified in Section 5.1(8) or 5.1(9) occurs and is continuing, then the principal of, premium, if any, and accrued interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

            At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay,

                  (A) all overdue interest on all Outstanding Securities,

                  (B) all unpaid principal of (and premium, if any, on) any
            Outstanding Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities,

                  (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate borne by the Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

            (2) such rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and

            (3) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

            No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because of an Event of Default specified in Section 5.1(5) or 5.1(7) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration or notification or action, as applicable, in respect of such Indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company or such Subsidiary and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders or the Person or Persons entitled to take the actions described in Section 5.1(5)(b) or 5.1(7), within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

            Section 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

            The Company covenants that if

            (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            Section 5.4. Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.6.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            Section 5.5. Trustee May Enforce Claims Without Possession of Securities.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and amounts due the Trustee under Section 6.6, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

            Section 5.6. Application of Money Collected.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 6.6;

            SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any, on) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

            THIRD: The balance, if any, to the Person or Persons entitled thereto.

            Section 5.7.  Limitation on Suits.

            No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of a majority or more in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

            Section 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Twelve) and in such Security of the principal of (and premium, if any, on) and (subject to Section 3.9) interest on, such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

            Section 5.9. Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            Section 5.10. Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.8, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 5.11. Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            Section 5.12. Control by Holders.

            The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that,

            (1) such direction shall not be in conflict with any rule of law or with this Indenture,

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

            (3) the Trustee need not take any action which might subject it to personal liability or be unjustly prejudicial to the Holders not consenting.

            Section 5.13. Waiver of Past Defaults.

            The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

            (1) in respect of the payment of the principal of (or premium, if any, on) or interest on any Security, or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each outstanding Security affected.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

            Section 5.14. Waiver of Stay or Extension Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI.
                                   THE TRUSTEE

            Section 6.1. Notice of Defaults.

            If any Default or Event of Default occurs and is continuing and is known to the Trustee, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default within 30 days after the occurrence thereof or, if later, when known to the Trustee; provided, however, that, except in the case of a Default or an Event of Default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

            Section 6.2. Certain Rights of Trustee.

            Subject to the provisions of TIA Sections 315(a) through 315(d):

            (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an officers' Certificate;

            (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

            The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 6.3. Trustee Not Responsible for Recitals or Issuance of Securities.

            The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and except, upon the effectiveness of a Registration Statement, that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

            Section 6.4. May Hold Securities.

            The Trustee, any Paying Agent, any Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

            Section 6.5. Money Held in Trust.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

            Section 6.6. Compensation and Reimbursement.

            The Company agrees:

            (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust):

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel); and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest on particular Securities previously called for redemption.

            When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(8) or Section 5.1(9), the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

            Section 6.7. Corporate Trustee Required; Eligibility.

            There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            Section 6.8. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.9.

            (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.9 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the outstanding Securities, delivered to the Trustee and to the Company.

            (d) If at any time:

            (1) the Trustee shall fail to comply with the provisions of TIA
      Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, except when the Trustee's duty to resign is stayed in accordance with the provisions of TIA Section 310(b), or

            (2) the Trustee shall cease to be eligible under Section 6.7 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 1.7. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

            Section 6.9. Acceptance of Appointment by Successor.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject to the retiring Trustee's rights as provided under the last sentence of Section 6.6. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            Section 6.10. Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                  ARTICLE VII.
                      HOLDERS' LISTS AND REPORTS BY TRUSTEE

            Section 7.1. Disclosure of Names and Addresses of Holders.

            Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

            The Company will furnish or cause to be furnished to the Trustee:

            (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Registrar.

            Section 7.2. Reports by Trustee.

            Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

                                  ARTICLE VIII.
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

            Section 8.1. Company May Consolidate, Etc., Only on Certain Terms.

            The Company shall not, in a single transaction or a series of related transactions, directly or indirectly, consolidate or merge with or into any other Person or, sell, assign, convey, transfer or otherwise dispose of all or substantially all of its properties and assets as an entirety to any other Person or group of affiliated Persons, or permit any of its Restricted Subsidiaries to enter into any such transaction or transactions, if such transaction or transactions, in the aggregate, would effectively result in a sale, assignment, conveyance, transfer or disposition of all or substantially all of the properties and assets of the Company and those of its Restricted Subsidiaries on a consolidated basis to any other Person or group of affiliated Persons, unless:

            (a) either (i) the Company shall be the continuing corporation or
(ii) the Person (if other than the Company) formed by such consolidation or into which the Company or such Restricted Subsidiary is merged or the Person which acquires by sale, assignment, conveyance, transfer or disposition of all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a consolidated basis (the "Surviving Entity") shall be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and such Person assumes by a supplemental indenture in a form reasonably satisfactory to the Trustee all the obligations of the Company under the Securities and this Indenture and by an agreement in form reasonably satisfactory to the Trustee all the obligations of the Company under the Exchange and Registration Rights Agreement, and in each case, this Indenture shall remain in full force and effect;

            (b) immediately after giving effect to such transaction or transactions, no Default or Event of Default shall have occurred and be continuing;

            (c) immediately before and immediately after giving effect to such transaction or transactions the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) (i) will have a Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction and
(ii) would be permitted to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 10.10 if the ratio referred to therein were "2.0:1.0"; and

            (d) in connection with any consolidation, merger, transfer, sale, assignment, conveyance or other disposition contemplated hereby, the Company or the Surviving Entity, as the case may be, shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers Certificate stating that such consolidation, merger, transfer, sale, assignment, conveyance or other disposition and the supplemental indenture and any other agreements in respect thereof, if any, comply with the requirements under this Indenture and that all conditions precedent herein provided for relating to such transaction or series of transactions have been complied with, and an Opinion of Counsel stating that the requirements of this
Section 8.1 have been complied with.

            In addition, the Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person.

            Notwithstanding the foregoing, the Company may not, in a single transaction or a series of related transactions, directly or indirectly, consolidate or merge with or into IHF Holdings, Inc. or ICON Fitness Corporation, or sell, assign, convey, transfer or otherwise dispose of all or substantially all of its properties and assets as an entirety to IHF Holdings, Inc. or ICON Fitness Corporation, or permit any of its Restricted Subsidiaries to enter into any such transaction or transactions with IHF Holdings, Inc. or ICON Fitness Corporation, unless all of the Indebtedness of IHF Holdings, Inc. or ICON Fitness Corporation is unsecured and is expressly subordinate in right of payment to the Securities.

            Notwithstanding the foregoing, the Company or any Wholly Owned Restricted Subsidiary may consolidate, combine or amalgamate with or merge with or into any Wholly Owned Restricted Subsidiary or sell, assign, convey, lease, transfer or otherwise dispose of all or substantially all of its properties and assets to any Wholly Owned Restricted Subsidiary.

            Section 8.2. Successor Substituted.

            Upon any consolidation of the Company with or merger of the Company with or into any other corporation or any sale, assignment, transfer, conveyance or other disposition of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 8.1, the Surviving Entity formed by such consolidation or into which the Company is merged or to which such sale, assignment, transfer, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the Surviving Entity and not to the Company), and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Entity had been named as the Company herein, provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Securities except in the case of a sale, conveyance or transfer of the Company's assets that meets the requirements of
Section 8.1 hereof.

            For all purposes of this Indenture and the Securities (including the provision of this Article Eight and Section 10.10, Section 10.11 and Section 10.14), Subsidiaries of any Surviving Entity will, upon such transaction or series of related transactions, become Restricted Subsidiaries or Unrestricted Subsidiaries and all Indebtedness, and all Liens on property or assets, of the Company and the Restricted Subsidiaries in existence immediately prior to such transaction or series of related transactions will be deemed to have been incurred upon such transaction or series of related transactions.

            Section 8.3. Securities to Be Secured in Certain Events.

            If, upon any such consolidation of the Company with or merger of the Company into any other corporation, or upon any sale, assignment, transfer, conveyance or other transfer of the property or assets of the Company substantially as an entirety to any other Person, any property or assets of the Company would thereupon become subject to any Lien, then unless such Lien could be created pursuant to Section 10.14 without equally and ratably securing the Securities, the Company, prior to or simultaneously with such consolidation, merger, sale, assignment, transfer, conveyance or other transfer, will as to such property or assets, secure the Outstanding Securities equally and ratably with (or prior to) the Indebtedness which upon such consolidation, merger, sale, assignment, transfer, conveyance or other transfer is to become secured as to such property or assets by such Lien, or will cause such Securities to be so secured.

                                   ARTICLE IX.
                             SUPPLEMENTAL INDENTURES

            Section 9.1. Supplemental Indentures Without Consent of Holders.

            Without the consent of any Holders, the Company, when authorized by a Board of Resolution, and the Trustee at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

            (2) to add to the covenants of the Company for the benefit of the Holders, to make any change that otherwise would provide additional rights or benefits to the Holders or to surrender any right or power herein conferred upon the Company; or

            (3)   to add any additional Events of Default; or

            (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 6.9; or

            (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that, such action shall not adversely affect the interests of the Holders in any material respect.

            Section 9.2. Supplemental Indentures with Consent of Holders.

            With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

            (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which any Security or any premium or the interest thereon is payable (except with respect to liquidated damages as provided in the Exchange and Registration Rights Agreement), or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

            (2) reduce the percentage in principal amount of the outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

            (3) modify any of the provisions of this Section or Sections 5.13 and 10.23, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

            (4) except as otherwise permitted under Section 8.1, consent to the assignment or transfer by the Company of any of its rights and obligations under this Indenture; or

            (5) make any change in the provisions of Article Thirteen that adversely affects the rights of any Holder.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            Section 9.3. Execution of Supplemental Indentures.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            Section 9.4. Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            Section 9.5. Conformity with Trust Indenture Act.

            Each supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as in effect on the date of such supplemental indenture.

            Section 9.6. Reference in Securities to Supplemental Indentures.

            Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

            Section 9.7. Notice of Supplemental Indentures.

            Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.2, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 1.7, setting forth in general terms the substance of such supplemental indenture.

                                   ARTICLE X.
                                    COVENANTS

            Section 10.1. Payment of Principal, Premium, if any, and Interest.

            The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Securities in accordance with the terms of the Securities and this Indenture. The Company shall pay all Liquidate Damages, if any, in the same manner on the dates and in the amounts set forth in the Registration
Rights Agreement and shall inform the Trustee of any such payments of Liquidated Damages pursuant thereto.

            The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 2% per annum in excess of the then applicable interest rate on the Securities to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace period) at the same rate to the extent lawful.

            Section 10.2. Maintenance of Office or Agency.

            The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

            The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.3.

            Section 10.3. Money for Security Payments to Be Held in Trust.

            If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any, on) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (and premium, if any, on) or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

            The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security and remaining unclaimed for four years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, and in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

            Section 10.4. Corporate Existence.

            Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate, partnership or other existence, rights (charter and statutory), licenses and franchises of the Company and each of its Restricted Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company and each of its Restricted Subsidiaries; provided, however, that, the Company shall not be required to preserve any such right, license or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole and that the loss thereof is not adverse in any material respect to the Holders; provided, further, that the foregoing will not prohibit a sale, transfer or conveyance of a Subsidiary of the Company or any of its assets in compliance with the terms of Section 10.17 of this Indenture.

            Section 10.5. Payment of Taxes and Other Claims.

            The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary; provided, however, that, the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings promptly instituted and diligently concluded and shall not have been finally determined or the period within which such proceedings may be initiated shall not have expired.

            Section 10.6. Maintenance of Properties.

            The Company will cause all properties owned by the Company or any Restricted Subsidiary, or used, useful or held for use in the conduct of its business or the business of any Restricted Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that, nothing in this Section shall prevent the Company or any Restricted Subsidiary from discontinuing the maintenance of any of such properties, if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of its business or the business of any of its Restricted Subsidiaries and not disadvantageous in any material respect to the Holders.

            Section 10.7. Insurance.

            The Company will at all times keep and will keep all of its and all of its Restricted Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties.

            Section 10.8. Statement by Officers as to Default.

            (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year and within 45 days after the end of each fiscal quarter of the Company, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year or quarter, as the case may be, has been made under the supervision of the signing officer with a view to determining whether the Company and its Subsidiaries has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto. For purposes of this Section 10.8(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

            (b) Whenever any Default or Event of Default has occurred under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company or any Restricted Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $5,000,000), the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action forthwith upon any Officer becoming aware of such event, notice or other action, but in no event later than 10 days of its occurrence.

            Section 10.9. Provision of Financial Statements.

            Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, the Company will prepare and, unless the Commission will not accept such filing, file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) if the Company were so subject, such documents to be filed with the Commission, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants, on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required to file such documents if the Company were so subject. The Company will also in any event (x) within 15 days of each Required Filing
Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, and to such other Persons as may reasonably request, without cost to such Holders or other Persons and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company has filed with the Commission or would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act if the Company were subject to such Section and (y) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request of any Holder or prospective Holder, supply copies of such documents to any Holder or prospective Holder or other Person at the Company's cost. If any Guarantor's financial statements would be required to be included in the financial statements filed or delivered pursuant hereto if the Company were subject to Section 13(a) or 15(d) of the Exchange Act, the Company shall include such Person's financial statements in any filing or delivery pursuant hereto.

            For so long as any Securities remain outstanding, the Company and the Subsidiary Guarantors shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144(d)(4) under the Securities Act.

            Section 10.10. Limitation on Indebtedness and Issuance of Preferred Stock.

            The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur"), any Indebtedness (including Acquired Indebtedness), other than Permitted Indebtedness, and the Company will not issue any Redeemable Stock and will not permit any of its Restricted Subsidiaries to issue any shares of Preferred Stock; provided, however, that, the Company and any Subsidiary Guarantor may incur Indebtedness (including Acquired Indebtedness) or issue Redeemable Stock, and any Subsidiary Guarantor may issue Preferred Stock, if (I) the Company's Consolidated Fixed Charge Coverage Ratio for the four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or Preferred Stock is issued taken as one period (and after giving pro forma effect to (i) the incurrence of such Indebtedness or issuance of such Redeemable Stock or Preferred Stock and (if applicable) the application of the net proceeds therefrom, including the refinancing of other Indebtedness or Redeemable Stock or Preferred Stock, as if such Indebtedness was incurred or Redeemable Stock or Preferred Stock was issued, and the application of such proceeds occurred, on the first day of such four-quarter period; (ii) the incurrence, repayment or retirement of any other Indebtedness by the Company and of its Subsidiary Guarantors, or issuance or redemption of Redeemable Stock or Preferred Stock, since the first day of such four-quarter period, as if such Indebtedness was incurred, repaid or retired, Redeemable Stock or Preferred Stock was issued or redeemed, on the first day of such four-quarter period; and (iii) notwithstanding clause (iii) of the definition of Consolidated Adjusted Net Income, any acquisition or disposition by the Company or any Restricted Subsidiary of any company, entity or any business, in each case since the first day of such four-quarter period, as if such acquisition or disposition had occurred on the first day of such four-quarter period) would have been at least equal to (A) 2.25:1.0 for the period from the date of this Indenture through January 31, 2001 and (B) 2.50:1.0 for all periods thereafter; (II) such Indebtedness is unsecured and is expressly subordinate in right of payment to the Securities and (III) the Weighted
Average Life to Maturity of such Indebtedness or Redeemable Stock is greater than the remaining Weighted Average Life to Maturity of the Securities.

            Notwithstanding the foregoing, the Company shall not, and shall not permit any Subsidiary to incur Indebtedness or issue any shares of Preferred Stock of such Subsidiary, directly or indirectly, in exchange for or upon the conversion of any Indebtedness of IHF Holdings, Inc. or ICON Fitness Corporation, unless such Indebtedness is unsecured and is expressly subordinate in right of payment to the Securities.

            Section 10.11. Limitation on Restricted Payments.

            (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

            (i) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Capital Stock (including without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of, any shares of Capital Stock of the Company or any Restricted Subsidiary (other than dividends or distributions payable solely in shares of Capital Stock of the Company or in options, warrants or other rights to purchase such Capital Stock but excluding dividends or distributions payable in Redeemable Capital Stock or in options, warrants or other rights to purchase Redeemable Capital Stock and other than to the Company or a Restricted Subsidiary of the Company);

            (ii) purchase, redeem or otherwise acquire or retire for value, directly or indirectly, any shares of the Capital Stock of the Company or any direct or indirect parent of the Company or any Restricted Subsidiary of the Company or any Affiliate thereof or any options, warrants or other rights to acquire such Capital Stock, held by a Person other than the Company or any of its Restricted Subsidiaries (other than such a purchase, redemption or acquisition of Capital Stock of a Restricted Subsidiary as a result of which such Restricted Subsidiary becomes a Wholly Owned Restricted Subsidiary);

            (iii) make any payment on or with respect to, or repurchase, redeem, defease or otherwise acquire or retire for value, prior to a scheduled principal payment, interest payment, scheduled sinking fund payment or maturity, any Subordinated Indebtedness or Indebtedness that ranks pari passu with the Securities;

            (iv) make any payment on or with respect to, or purchase or repurchase, redeem, defease or otherwise acquire or retire for value any Indebtedness of IHF Holdings, Inc. or ICON Fitness Corporation;

            (v) incur any guarantee of Indebtedness of any Affiliate of the Company or any Restricted Subsidiary of the Company (other than with respect to (1) guarantees of Indebtedness of any Restricted Subsidiary by the Company or (2) guarantees of Indebtedness of the Company or any Restricted Subsidiary by any Restricted Subsidiary); or

            (vi) make any Investment (other than any Permitted Investment) in any Person

(all such payments described in clauses (i) through (vi) above and not excepted therefrom are collectively referred to herein as "Restricted Payments"), unless at the time of and immediately after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution delivered to the Trustee), (1) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; (2) the Company could, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 10.10; and (3) the aggregate amount of all such Restricted Payments declared or made after the date of this Indenture shall not exceed the sum of: (A) 50% of the aggregate cumulative Consolidated Adjusted Net Income of the Company accrued on a cumulative basis during the period beginning on the first day of the month commencing immediately after the date of this Indenture and ending on the last day of the Company's last fiscal quarter ending prior to the date of such proposed Restricted Payment (or, if such aggregate cumulative Consolidated Adjusted Net Income shall be a loss, minus 100% of such loss); (B) the aggregate net cash proceeds received after the date of this Indenture by the Company from the issuance or sale (other than to any of its Restricted Subsidiaries) of shares of Capital Stock of the Company (other than Redeemable Capital Stock) or any options, warrants or rights to purchase shares of such Capital Stock; (C) the aggregate net cash proceeds received after the date of this Indenture by the Company from the issuance or sale of debt securities (other than to any Restricted Subsidiary) that have been converted into or exchanged for Capital Stock of the Company (other than Redeemable Capital Stock) to the extent such debt securities were originally sold for cash, together with the aggregate of any additional net cash proceeds received by the Company at the time of such conversion or exchange; (D) the aggregate net cash proceeds received after the date of this Indenture by the Company as capital contributions (other than from any of its Restricted Subsidiaries); (E) to the extent that any Investment (other than a Permitted Investment) that was made after the date of this Indenture is sold for cash or otherwise liquidated or repaid for cash, the lesser of (x) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (y) the initial amount of such Restricted Investment; (F) to the extent that any Unrestricted Subsidiary is redesignated as a Restricted Subsidiary after the date of this Indenture in accordance with Section 10.22, the lesser of (x) the net book value of the Company's Investment in the Unrestricted Subsidiary at the time of redesignation and (y) the Fair Market Value of the Company's Investment in such Unrestricted Subsidiary as of the date of such redesignation; and (G) $2 million.

            (b) Notwithstanding paragraph (a) above, the Company and its Restricted Subsidiaries may take the following actions so long as no Default or Event of Default shall have occurred and be continuing or would be caused thereby:

            (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such declaration complied with the provisions of paragraph (a) above (and such payment shall be deemed to have been paid on such date of declaration for purposes of the calculation required by said paragraph (a));

            (ii) the purchase, redemption or other acquisition or retirement of any shares of Capital Stock of the Company in exchange for or out of the net cash proceeds of, a substantially concurrent issuance and sale (other than to a Subsidiary of the Company) of shares of Capital Stock (other than Redeemable Capital Stock) of the Company, provided that the amount of any such net proceeds that are utilized for any such purchase, redemption or other acquisition or retirement shall be excluded from clause
      (a)(3)(B), (a)(3)(C) and (a)(3)(D) of the preceding paragraph;

            (iii) any purchase, redemption, defeasance or other acquisition or retirement for value of any Subordinated Indebtedness (other than Redeemable Capital Stock) in exchange for, or out of the net cash proceeds of, a substantially concurrent issuance and sale (other than to any Subsidiary of the Company) of any Capital Stock (other than Redeemable Capital Stock) of the Company, provided that the amount of any such net proceeds that are utilized for any such purchase, redemption or other acquisition or retirement shall be excluded from clause (a)(3)(B),
      (a)(3)(C) and (a)(3)(D) of the preceding paragraph;

            (iv) payments to Holdings, to the extent actually used by Holdings within 180 days of such payment for the payment of taxes pursuant to the Tax Sharing Agreement as the same may be amended from time to time in a manner that is not materially adverse to the Company;

            (v) payments to Holdings to pay its reasonable operating and administrative expenses including, without limitation, directors' fees, legal and audit expenses, Commission compliance expenses and corporate franchise and other taxes, in an amount not to exceed in the aggregate $375,000 per year;

            (vi) the repurchase of Capital Stock of Holdings or options, warrants or rights to acquire Capital Stock of Holdings from the full-time members or former members of management of the Company or any Restricted Subsidiary upon death, disability, retirement or termination of employment of such members, in amounts not to exceed $1.5 million in any fiscal year of the Company; provided that, if such repurchases are less than $1.5 million in any fiscal year of the Company, the amount by which $1.5 million exceeds such amount of repurchases actually made in such fiscal year of the Company shall be carried forward for the next fiscal year of the Company;

            (vii) loans to members of management of the Company or any Restricted Subsidiary in the ordinary course of business not to exceed $1.2 million at any one time outstanding in addition to those otherwise specifically referred to in the Exchange Offer and Consent Solicitation Statement;

            (viii) the purchase, redemption, defeasance or other acquisition or retirement for value or payment of principal of any Subordinated Indebtedness (other than Redeemable Capital Stock) through the issuance of new Subordinated Indebtedness permitted to be incurred under clause (x) of the definition of Permitted Indebtedness;

            (ix) any Restricted Payment made pursuant to agreements (A) in effect on the Issue Date (B) referred to in the Exchange Offer and Consent Solicitation Statement and the Annexes thereto and (C) listed on Schedule II hereto, as from time to time amended thereafter; provided that, as so amended, such agreements shall provide for terms that are, in the aggregate, not more disadvantageous to the Holders of Securities in any material respect than as in effect on the Issue Date; and

            (x) any payments made in settlement of claims arising out of the transactions contemplated by, or made pursuant to agreements or undertakings referred to in, the Exchange Offer and Consent Solicitation Statement.

            The actions described in clauses (i), (v), (vi), (vii), (ix) and (x) and described in clause (iv) (to the extent not deducted in determining Consolidated Adjusted Net Income of the Company in clause (a)(3)(A) above) of this paragraph (b) shall be Restricted Payments that shall be permitted to be taken in accordance with this paragraph (b) but shall reduce the amount that would otherwise be available for Restricted Payments under clause (3) of paragraph (a) (provided that any dividend paid pursuant to clause (i) of this paragraph (b) shall reduce the amount that would otherwise be available under clause (3) of paragraph (a) when declared, but not also when subsequently paid pursuant to such clause (i) and the actions described in clauses (ii), (iii) and
(viii) of this paragraph (b) shall be Restricted Payments that shall be permitted to be taken in accordance with this paragraph and shall not reduce the amount that would otherwise be available for Restricted Payments under clause
(3) of paragraph (a).

            (c) In computing Consolidated Adjusted Net Income of the Company under paragraph (a) above, (1) the Company shall use audited financial statements for the portions of the relevant period for which audited financial statements are available on the date of determination and unaudited financial statements and other current financial data based on the books and records of the Company for the remaining portion of such period and (2) the Company shall be permitted to rely in good faith on the financial statements and other financial data derived from the books and records of the Company that are available on the date of determination. If the Company or any of its Restricted Subsidiaries makes a Restricted Payment which, at the time of making such Restricted Payment, would in the good faith determination of the Company be permitted under the requirements of this Indenture, such Restricted Payment shall be deemed to have been made in compliance with this Indenture notwithstanding any subsequent adjustments made in good faith to the Company's financial statements affecting Consolidated Adjusted Net Income of the Company for any period.

            The amount of all Restricted Payments (other than cash) shall be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The Board of Directors' determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the Fair Market Value exceeds $2.5 million. Not later than the date of making any Restricted Payment pursuant to clause (a) of this Section, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this "Restricted Payments" covenant were computed, together with a copy of any fairness opinion or appraisal required by the Indenture.

            Section 10.12. [Intentionally Omitted].

            Section 10.13. Limitation on Transactions with Affiliates.

            The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services or enter into or make any payment, loan, advance or guarantee) with or for the benefit of any Affiliate of the Company or such Restricted Subsidiary unless such transaction or series of related transactions is in writing on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than would be available in a comparable transaction in arm's-length dealings with an unrelated third party; provided, however, that, the Company will not, and will not permit any of its Restricted Subsidiaries to, enter into or suffer to exist any such transaction or series of related transactions which, individually or in the aggregate, involve payments in excess of (a) $750,000, unless an Officers' Certificate stating that such transaction complies with this covenant shall be delivered to the Trustee, (b) $1.0 million, unless the prior good faith approval of a majority of the Disinterested Directors of the Company shall have been obtained and Board Resolution relating thereto shall have been passed and set forth in an Officers' Certificate delivered to the Trustee, or (c) $5.0 million, unless the prior good faith approval of a majority of the Disinterested Directors of the Company shall have been obtained and the Board of Directors shall have obtained from any nationally recognized investment banking firm a favorable opinion as to the fairness to it of the transaction (copies of which shall be filed with the Trustee); and provided, further that, the terms of this provision shall not apply to (i) reasonable fees and compensation, loans or options to purchase Common Stock, indemnification and other benefits paid or made available to directors and full time officers and employees of the Company or any of its Restricted Subsidiaries for services rendered in such person's capacity as an officer, director or employee of the Company or the applicable Restricted Subsidiary, in each case entered into in the ordinary course of business consistent with past practice, (ii) transactions with or among, or solely for the benefit of, the Company or any of its Wholly-Owned Restricted Subsidiaries, (iii) transactions with an Unrestricted Subsidiary effected as part of a Securitization Transaction, and (iv) payments and other transactions pursuant to agreements in effect on the Issue Date and described in the Exchange Offer and Consent Solicitation Statement, as from time to time amended thereafter; provided that, as so amended, such agreements shall provide for terms that are, in aggregate, not more disadvantageous to the Holders of Securities in any material respect than as in effect on the Issue Date.

            Section 10.14. Limitation on Liens.

            The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, affirm or suffer to exist any Lien of any kind on or with respect to any of its property or assets, whether owned at the date of this Indenture or thereafter acquired, or any income, profits or proceeds therefrom, except if the Securities are directly secured equally and ratably with (or prior to in the case of Liens with respect to Subordinated Indebtedness) the obligation or liability secured by such Lien; provided that Permitted Liens shall not be subject to the operation of the foregoing.


            Section 10.15. Change of Control Offer.

            (a) Upon the occurrence of a Change of Control, the Company shall be obligated to make an offer to purchase all of the then outstanding Securities (a "Change of Control Offer"), and shall purchase, on a Business Day (the "Change of Control Purchase Date") not more than 60 nor less than 30 days following the Change of Control, all of the then Outstanding Securities validly tendered pursuant to such Change of Control Offer, at a purchase price (the "Change of Control Purchase Price") in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to the Change of Control Purchase Date. The Change of Control Offer is required to remain open for at least 20 Business Days and until the close of business on the Change of Control Purchase Date.

            (b) In order to effect such Change of Control Offer, the Company shall, not later than the 30th day after the Change of Control, mail to each Holder notice of the Change of Control Offer in the manner provided in Section 1.7, which notice shall govern the terms of the Change of Control Offer and shall state:

            (1) that a Change of Control has occurred and that such Holder has the right to require the Company to repurchase such Holder's Securities in cash at the Change of Control Purchase Price;

            (2) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

            (3)   the Change of Control Purchase Date; and

            (4) the instructions a Holder must follow in order to have its Securities repurchased in accordance with paragraph (c) of this Section.

            (c) Holders electing to have Securities purchased will be required to surrender such Securities to the Company at the address specified in the notice at least five Business Days prior to the Change of Control Purchase Date. Holders will be entitled to withdraw their election if the Company receives, not later than three Business Days prior to the Change of Control Purchase
Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase by the Holder as to which its election is to be withdrawn and a statement that such Holder is withdrawing its election to have such Securities purchased. Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount of the unpurchased portion of the Securities surrendered.

            (d) On the Change of Control Payment Date, the Company will, to the extent lawful (1) accept payment for all Securities or portions thereof properly tendered pursuant to the Change of

Control Offer; (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all notes or portions thereof so tendered; and (3) deliver or cause to be delivered to the Trustee Securities so accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions thereof being purchased by the Company. The Paying Agent will promptly mail to each Holder of Securities so tendered the Change of Control Payment for those Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

            (e) Prior to complying with any of the provisions of this Section, but in any event within 60 days following a Change of Control, the Company will either repay all outstanding Senior Indebtedness or obtain the requisite consents, if any, under all agreements governing outstanding Senior Indebtedness to permit the repurchase of Securities required by this Section.

            (f) Notwithstanding anything to the contrary in this Section 10.15, the Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 10.15 and all other provisions of this Indenture applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

            (g) The Company will comply with Rule l4e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that a Change of Control occurs and the Company is required to purchase Securities as described above.

            Section 10.16. Limitation on Line of Business.

            The Company will not, and the Company will not permit any of its Restricted Subsidiaries to, engage in any business other than a Permitted Business.

            Section 10.17. Limitation on Sale of Assets.

            (a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, consummate an Asset Sale unless: (i) at least 75% of the proceeds from such Asset Sale are received in cash or Cash Equivalents; provided that, the amount of any liabilities of the Company or such Restricted Subsidiary that are assumed (and from which the

Company or such Restricted Subsidiary is unconditionally released) (other than contingent liabilities and liabilities that are by their terms subordinated to the Securities or any Subsidiary Guarantee) in connection with such Asset Sale by the transferee or purchaser of such assets or on behalf of such transferee or purchaser by a third party shall be deemed to be cash for purposes of this clause (i); and (ii) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the Capital Stock or assets issued or sold or otherwise disposed of (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and evidenced in a Board Resolution delivered to the Trustee in an Officer's Certificate).

            (b) If either the Company or any of its Restricted Subsidiaries engages in an Asset Sale, it may use the Net Cash Proceeds thereof, within one year of the receipt of the proceeds of such Asset Sale, at its option, to (i) repay or prepay permanently any then outstanding Senior Indebtedness of the Company or of any of its Restricted Subsidiaries or (ii) invest (or enter into a legally binding agreement to invest within one year and segregate such Net Cash Proceeds from the general funds of the Company or such Restricted Subsidiary, as the case may be, for that purpose), in properties and assets to replace the properties and assets that were the subject of the Asset Sale or in properties and assets that will be used in a Permitted Business. Pending the making of any investment contemplated by clause (ii) of the immediately preceding sentence such Net Cash Proceeds may be used to temporarily reduce the amount of outstanding Indebtedness under the Credit Agreement and such reduction shall constitute such a segregation referred to in the immediately preceding sentence. In addition, if any such legally binding agreement to invest such Net Cash Proceeds is terminated, then the Company shall, prior to the later of (1) one year following the receipt of the proceeds of such Asset Sale and (2) 90 days following the date of such termination, invest such Net Cash Proceeds as provided in clause (i) or (ii) (without regard to the parenthetical contained in such clause (ii)) above. The amount of such Net Cash Proceeds not so used as set forth above in this paragraph (b) constitutes "Excess Proceeds."

            (c) When the aggregate amount of Excess Proceeds exceeds $5,000,000, the Company shall within 15 Business Days, be required to make an offer to purchase (an "Excess Proceeds Offer") from all Holders, on a pro rata basis, in accordance with the procedures set forth below, the maximum principal amount (expressed as a multiple of $1,000) of Securities that may be purchased with the Excess Proceeds. The offer price as to each Security shall be payable in cash in an amount equal to 100% of the principal amount of such Security plus accrued and unpaid interest and Liquidated Damages, if any, to the date such Excess Proceeds Offer is consummated. To the extent that the aggregate principal amount of Securities tendered pursuant to an Excess

Proceeds Offer is less than the Excess Proceeds, the Company or the applicable Restricted Subsidiary may use such deficiency for general corporate purposes. If the aggregate principal amount of Securities validly tendered and not withdrawn by holders thereof exceeds the Excess Proceeds, the Securities to be purchased will be selected on a pro rata basis. Upon completion of any such offer to purchase, the amount of Excess Proceeds shall be reset to zero. Notwithstanding the provisions of paragraphs (a), (b) and
(c) of this Section 10.17, if the Company or any Restricted Subsidiary shall incur Indebtedness (in compliance with Section 10.10) for the purpose of purchasing assets, and such assets are then sold in a Sale and Leaseback Transaction, the proceeds of such Sale and Leaseback Transaction may be used to repay such Indebtedness and, if so applied, shall not constitute "Excess Proceeds."

            (d) If the Company becomes obligated to make an Excess Proceeds Offer pursuant to clause (c) above, the Securities shall be purchased by the Company, in integral multiples of $1,000, on a date that is not earlier than 45 days and not later than 60 days from the date the notice is given to Holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act.

            (e) The Company shall comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with an Excess Proceeds Offer.

            Section 10.18. Limitation on Issuances of Guarantees of
Indebtedness.

            The Company shall not permit any Restricted Subsidiary (including Foreign Subsidiaries) that is not a Subsidiary Guarantor, directly or indirectly, to Guarantee or pledge any assets to secure the payment of any other Indebtedness of the Company or any Subsidiary Guarantor unless (i) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture in the form attached as Exhibit E hereto providing for the Guarantee of the payment of the Securities by such Subsidiary, which Guarantee shall be senior to or pari passu with such Restricted Subsidiary's Guarantee of or pledge to secure such other Indebtedness, unless such other Indebtedness is Senior Indebtedness, in which case the Guarantee of the Securities may be subordinated to the Guarantee of such Senior Indebtedness to the same extent as the Securities are subordinated to such Senior Indebtedness and (ii) such Restricted Subsidiary shall simultaneously waive, and agree that it will not in any manner whatsoever claim or take any benefit from, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Subsidiary as a result of any payment by such Subsidiary under its Guarantee of the Securities.

            Notwithstanding the preceding paragraph, if any Restricted Subsidiary (including Foreign Subsidiaries) that is organized under the laws of Quebec, Canada would otherwise be required pursuant to the preceding paragraph to provide a Guarantee of the payment of the Securities by such Subsidiary, such obligation to provide such a Guarantee shall be satisfied so long as such Restricted Subsidiary delivers to the Trustee a Guarantee of another Subsidiary Guarantor's Guarantee of the payment of the Securities, which Guarantee will be substantially in the form of the Guarantee by ICON du Canada, Inc. of the obligations of 510152 N.B. LTD., as Subsidiary Guarantor under this Indenture delivered to the Trustee on the date of this Indenture.

            Notwithstanding the preceding paragraphs, any Subsidiary Guarantee of the Securities (including any Guarantee provided pursuant to the immediately preceding paragraph) shall provide by its terms that it shall be automatically and unconditionally released and discharged under the circumstances described in
Section 14 hereof. The form of the Subsidiary Guarantee is attached as Exhibit D hereto.

            Section 10.19. Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries.

            The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to (i) pay dividends, in cash or otherwise, or make any other distribution on its Capital Stock, (ii) pay any Indebtedness owed to the Company or any Restricted Subsidiary, (iii) make any loans or advances to the Company or any Restricted Subsidiary or (iv) transfer any of its properties or assets to the Company or any Restricted Subsidiary; provided that, the terms of this Section 10.19 shall not apply to (a) any encumbrance or restriction pursuant to an agreement relating to Indebtedness in effect on the date of this Indenture, including pursuant to the Credit Agreement; (b) any encumbrance or restriction pursuant to an agreement relating to Indebtedness with respect to a Restricted Subsidiary that is not a Restricted Subsidiary on the date of this Indenture, in existence at the time such Person becomes a Restricted Subsidiary and not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary (so long as such encumbrance or restriction does not extend to any assets of the Company or any other Restricted Subsidiary) and provided that, the Indebtedness was permitted by the terms of the Indenture to be incurred; (c) any encumbrance or restriction pursuant to customary nonassignment provisions in leases governing leasehold interests only to the extent such provisions restrict the transfer of the lease or the leased property entered into in the ordinary course of business consistent with past practices;
(d) any encumbrance or restriction due to applicable law; (e) any encumbrance or restriction pursuant to Purchase Money Obligations permitted under this Indenture, but only to the extent such restrictions restrict the transfer of the property purchased with the proceeds of the applicable Purchase Money Obligation; (f) [Intentionally Omitted]; (g) provisions with respect to the disposition or distribution of assets or property in joint venture agreements and other similar agreements entered into in the ordinary course of business consistent with past practices; (h) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business consistent with past practices; (i) any agreement for the sale or other disposition of a Restricted Subsidiary that restricts distributions by such Restricted Subsidiary pending its sale or other disposition; (j) restrictions on the transfer of assets subject to any Permitted Lien by the holder of such Lien; (k) any agreement or instrument governing Indebtedness (whether or not outstanding) of Foreign Subsidiaries that constitutes Permitted Indebtedness; and (l) Indebtedness incurred pursuant to clause (x) of the definition of "Permitted Indebtedness"; provided, however, that, the provisions contained in such new Indebtedness are no more restrictive in any material respect than those contained in the agreements governing Indebtedness being refinanced.

            Section 10.20. Limitation on Sale and Leaseback Transactions.

            The Company will not, and will not permit its Restricted Subsidiaries to, enter into, renew or extend any transactions or series of related transactions pursuant to which the Company or any such Restricted Subsidiary sells or transfers any property or asset in connection with the leasing, or the resale against installment payments, or as part of an arrangement involving the leasing or the resale against installment payments, of such property or asset to the seller or transferor ("Sale and Leaseback Transaction") unless (i) the Company or that Restricted Subsidiary could have
(x) incurred Indebtedness in an amount equal to the Attributable Debt relating to that Sale and Leaseback transaction pursuant to the Consolidated Fixed Charge Coverage Ratio test in Section 10.10 and (y) incurred Lien to secure that Indebtedness pursuant to Section 10.14; (ii) the gross cash proceeds of that Sale and Leaseback Transaction are at least equal to the Fair Market Value of the property that is the subject of that Sale and Leaseback Transaction, as determined in good faith by the Board of Directors evidenced by a Board Resolution set forth in an Officers' Certificate delivered to the Trustee; and
(iii) the Sale and Leaseback Transaction is treated as an Asset Sale and all of the conditions of Section 10.17 (including the provisions concerning the application of Net Cash Proceeds) are satisfied with respect to such Sale and Leaseback Transaction, treating all of the consideration received in such Sale and Leaseback Transaction as Net Cash Proceeds for purposes of Section 10.17.

            Section 10.21. [Intentionally Omitted].

            Section 10.22. Limitation on Designations of Unrestricted Subsidiaries.

            The Board of Directors of the Company may designate any Restricted Subsidiary of the Company (other than any Restricted Subsidiary which owns Capital Stock of a Restricted Subsidiary) as an "Unrestricted Subsidiary" under this Indenture (a "Designation") only if:

            (i) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation; and

            (ii) except in the case of a newly organized Subsidiary in which the Company and the Restricted Subsidiaries have made an aggregate Investment of $1,000 or less or a Subsidiary formed in connection with a Securitization Transaction with the Company or one or more Restricted Subsidiaries, the Company would be permitted under this Indenture to make an Investment constituting a Restricted Payment at the time of Designation (assuming the effectiveness of such Designation) in an amount (the "Designation Amount") equal to the Fair Market Value of the aggregate amount of its Investments in such Subsidiary on such date.

            The Company may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "Revocation"), whereupon such Subsidiary shall then constitute a Restricted Subsidiary, if:

            (a) no Default or Event of Default shall have occurred and be continuing at the time of and after giving effect to such Revocation; and

            (b) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time, have been permitted to be incurred for all purposes of this Indenture.

            All Designations and Revocations must be evidenced by Officers' Certificates of the Company delivered to the Trustee certifying compliance with the foregoing provisions.

            Section 10.23. Waiver of Certain Covenants.

            The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 8.3 or Sections 10.7 through
10.22 and Sections 10.24, 10.25 and 10.27 inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

            Section 10.24. Limitation on Other Senior Indebtedness.

            The Company will not, and will not permit any Restricted Subsidiary to, incur, create, issue, assume, guarantee or otherwise become liable for any Senior Indebtedness other than Indebtedness under the Credit Agreement. In addition, the Company shall not, and shall not permit any Restricted Subsidiary to incur Indebtedness or issue any shares of Preferred Stock of such Subsidiary, directly or indirectly, in exchange for or upon the conversion of any Indebtedness of IHF Holdings, Inc. or ICON Fitness Corporation, unless such Indebtedness is unsecured and is expressly subordinate in right of payment to the Securities.

            Section 10.25. Rating.

            The Company shall use its best efforts to have the Securities rated by an established rating agency (which, for so long as is commercially reasonable to do so, will be either Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. and Moody's Investors Service) no later than 120 days after the date hereof and to maintain a rating through and including the Stated Maturity for the Securities; provided, however, that the Company shall not be required to maintain a specified rating.

            Section 10.26. Payments for Consent.

            The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder of Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or is paid to all Holders of the Securities that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

            Section 10.27. Additional Subsidiary Guarantees.

            If the Company or any of its Restricted Subsidiaries acquires or creates another Domestic Subsidiary after the date of this Indenture or if the Company is otherwise required pursuant to Section 10.18 hereof, then the Company shall cause that Domestic Subsidiary or such other Subsidiary, as the case may be, to become a Subsidiary Guarantor and execute a supplemental indenture and deliver an Opinion of Counsel to the Trustee within 10 Business Days of the date on which it was acquired or created.

                                   ARTICLE XI.
                            REDEMPTION OF SECURITIES

            Section 11.1. Right of Redemption.

            The Securities will be subject to redemption at any time after the Issue Date at the option of the Company, in whole but not in part, at the following redemption prices (expressed in percentages of principal amount thereof), plus accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date if redeemed during the 12 month period ending February 15 of each of the years set forth below:

                                                    Redemption
                            Year                       Price
                          --------                  ----------

                  Issue Date through 2001              101%
                            2002                       102%
                            2003                       104%
                            2004                       102%
                            2005                       101%
                         Thereafter                    100%

            Section 11.2. Applicability of Article.

            Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

            Section 11.3. Election to Redeem; Notice to Trustee.

            The election of the Company to redeem any Securities pursuant to
Section 11.1 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

            Section 11.4. [Intentionally Omitted]

            Section 11.5. Notice of Redemption.

            Notice of redemption shall be given in the manner provided for in
Section 1.7 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

            All notices of redemption shall state:

            (1) the Redemption Date,

            (2) the Redemption Price,

            (3) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in
      Section 11.7) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date (unless the Company defaults with respect to the payment of Securities to be redeemed), and

            (4) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

            Section 11.6. Deposit of Redemption Price.

            Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

            Section 11.7. Securities Payable on Redemption Date.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.9.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

                                  ARTICLE XII.
                       DEFEASANCE AND COVENANT DEFEASANCE

            Section 12.1. Company's Option to Effect Defeasance or Covenant Defeasance.

            The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 12.2 or Section
12.3 applied to all outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

            Section 12.2. Defeasance and Discharge.

            Upon the Company's exercise under Section 12.1 of the option applicable to this Section 12.2, the Company and the Subsidiary Guarantors shall be deemed to have been discharged from their respective obligations with respect to all Outstanding Securities on the date the conditions set forth in Section
12.4 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 12.5 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 12.4 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.8, 10.2 and 10.3, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 12.2 notwithstanding the prior exercise of its option under Section 12.3 with respect to the Securities.

            Section 12.3. Covenant Defeasance.

            Upon the Company's exercise under Section 12.1 of the option applicable to this Section 12.3, the Company and the Subsidiary Guarantors shall be released from their respective obligations under any covenant contained in
Section 8.1 and in Sections 10.7 through 10.27 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or

Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company and the Subsidiary Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1(3) or
Section 5.1(4), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

            Section 12.4. Conditions to Defeasance or Covenant Defeasance.

            The following shall be the conditions to application of either
Section 12.2 or Section 12.3 to the Outstanding Securities:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.7 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,
      (A) money in an amount, or (B) U.S. Government obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any, on) and interest on the outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 11.3 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank
      (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government
      Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government obligation evidenced by such depository receipt.

            (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit.

            (3) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest with respect to any securities of the Company or any Subsidiary Guarantor.

            (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture (including the provisions of Article Thirteen) or any other material or instrument to which the Company or any Subsidiary Guarantor is a party or by which it is bound.

            (5) In the case of an election under Section 12.2, the Company shall have delivered to the Trustee an opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

            (6) In the case of an election under Section 12.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (7) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders or any Subsidiary Guarantor over the other creditors of the Company.

            (8) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 123rd day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors, rights generally.

            (9) The Company shall have delivered to the Trustee an Officers, Certificate and an Opinion of Counsel satisfactory to the Trustee, which, taken together, state that all conditions precedent provided for relating to either the defeasance under Section 12.2 or the covenant defeasance under Section 12.3 (as the case may be) have been complied with.

            Section 12.5. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

            Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying Trustee, collectively for purposes of this Section 12.5, the "Trustee") pursuant to Section 12.4 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental obligations deposited pursuant to Section 12.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

            Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 12.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

            Section 12.6. Reinstatement.

            If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 12.5 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Subsidiary Guarantors' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.2 or 12.3, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 12.5; provided, however, that if the Company or any Guarantor makes any payment of principal of (or premium, if any, on) or interest on any Security following the reinstatement of its obligations, the Company or such Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE XIII.
                           SUBORDINATION OF SECURITIES

            Section 13.1. Securities Subordinated to Senior Indebtedness.

            The Company and the Trustee each covenants and agrees, and each Holder, by its acceptance of a Security, likewise covenants and agrees that all Securities shall be issued subject to the provisions of this Article Thirteen; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that payments upon or in respect of the Securities shall, to the extent and in the manner set forth in this Article Thirteen, be subordinated in right of payment to the prior payment in full, in cash or, at the option of the holders of Senior Indebtedness, cash equivalents, of all amounts payable under Senior Indebtedness (including, without limitation, any interest accruing subsequent to an event specified in Sections 5.1(8) and 5.1(9) of this Indenture, without regard to any cure periods specified therein, whether or not such interest is an allowed claim enforceable against the debtor under Bankruptcy Law).

            Section 13.2. No Payment on Securities in Certain Circumstances.

            (a) Upon any default by the Company in the payment of the principal of, premium, if any, or interest on Senior Indebtedness, when the same becomes due, no payment may be made on or in respect of the Securities until such default has been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Senior Indebtedness.

            (b) No payment may be made by the Company upon or in respect of the Securities for the period specified below (the "Payment Blockage Period") during the continuance of any non-payment event of default with respect to Specified Senior Indebtedness pursuant to which the maturity thereof may be accelerated. A Payment Blockage Period shall commence on the earlier of (i) the commencement of judicial proceedings relating to a non-payment event of default, (ii) receipt by the Trustee of notice from the representative of the holder or holders of any Specified Senior Indebtedness (which notice shall specify the relevant default and shall specify that it is a notice initiating a Payment Blockage Period) or
(iii) if such non-payment event of default results from the acceleration of the Securities, the date of such acceleration, and shall end 179 days thereafter unless such Payment Blockage Period shall have been earlier terminated or the benefits of this sentence waived by the representative of the holder or holders of the Specified Senior Indebtedness which declared such Payment Blockage Period. Not more than one Payment Blockage Period with respect to the Securities may be commenced during any period of 360 consecutive days. No event of default that existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Specified Senior Indebtedness shall be made the basis for the commencement of a second Payment Blockage Period by the representative for or the holders of such Specified Senior Indebtedness whether or not within a period of 360 consecutive days.

            (c) In the event that, notwithstanding the foregoing, any payment or distribution of property or assets of the Company for any reason shall be received by the Trustee or any Holder when such payment is prohibited by paragraph (a) or (b) of this Section 13.2, the Trustee shall, to the extent it is aware thereof, promptly notify the holders of Senior Indebtedness of such prohibited payment and such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives.

            Section 13.3. Payment over Proceeds upon Dissolution, Etc.

            (a) Upon any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, upon any (i) bankruptcy, reorganization, insolvency, receivership or similar proceeding of the Company (whether voluntary or involuntary), (ii) assignment for the benefit of creditors or any marshaling of the assets and liabilities of the Company or (iii) distribution to creditors of the Company in a liquidation or dissolution of the Company, all amounts due or to become due upon all Senior Indebtedness (including any interest accruing subsequent to an event specified in Sections 5.1(8) and 5.1(9) of this Indenture, without regard to any cure periods specified therein and whether or not such interest is an allowed claim enforceable against the debtor under Bankruptcy
Law) shall first be paid in full, in cash or, at the option of holders of Senior Indebtedness, cash equivalents, before the Holders or the Trustee on their behalf shall be entitled to receive any payment by the Company on or in respect of the Securities or any payment to acquire any of the Securities for cash, property or securities, or any distribution with respect to the Securities of any cash, property or securities (except that Holders may receive (i) securities that are subordinated to at least the same extent as the Securities to (a) Senior Indebtedness and (b) any securities issued in exchange for Senior Indebtedness and (ii) payments and other distributions made from any defeasance trust created pursuant to Section 12.4 of this Indenture). Before any payment may be made by, or on behalf of, the Company on or in respect of the Securities upon any such dissolution, winding up, liquidation or reorganization, any payment or distribution of assets or securities for the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee on their behalf would be entitled, but for the provisions of this Article Thirteen, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person making such payment or distribution, or by the Holders or the Trustee if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their representatives, as their respective interests appear, to the extent necessary to pay all such Senior Indebtedness in full, in cash or, at the option of holders of Senior Indebtedness, cash equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness (except that Holders may receive securities that are subordinated to at least the same extent as the Securities to (i) Senior Indebtedness and (ii) any securities issued in exchange for Senior Indebtedness).

            (b) To the extent any payment of Senior Indebtedness (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent the obligation to repay any Senior
Indebtedness is declared to be fraudulent, invalid, or otherwise set aside under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then the obligations so declared fraudulent, invalid or otherwise set aside (and all other amounts that would come due with respect thereto had such obligation not been affected) shall be deemed to be reinstated and outstanding as Senior Indebtedness for all purposes hereof as if such declaration, invalidity or setting aside had not occurred.

            (c) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Company or any kind or character, whether in cash, property or securities, shall be received by the Trustee or any Holder at a time when such payment or distribution is prohibited by paragraph (a) of this Section 13.3 and before all obligations in respect of Senior Indebtedness are paid in full, in cash or, at the option of holders of Senior Indebtedness, cash equivalents, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of such respective amount of Senior Indebtedness held by such holders) or their representatives, as their respective interests appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full, in cash or, at the option of the holders of Senior Indebtedness, cash equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness (except to the extent that Holders receive securities that are subordinated to at least the same extent as the Securities to (i) Senior Indebtedness and (ii) any securities issued in exchange for Senior Indebtedness, in which event such securities shall neither be held in trusts for nor paid over by the Holders to the holders of Senior Indebtedness).

            Section 13.4. Subrogation.

            (a) Upon the payment in full of all Senior Indebtedness in cash or, at the option of holders of Senior Indebtedness, cash equivalents, the Holders shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company made on such Senior Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee on their behalf would be entitled except for the provisions of this Article Thirteen, and no payment pursuant to the provisions of this Article Thirteen to the holders of Senior Indebtedness by Holders or the Trustee on their behalf shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article Thirteen are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

            (b) If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Thirteen shall have been applied, pursuant to the provisions of this Article Thirteen, to the payment of all amounts payable under Senior Indebtedness, then, and in such case, the Holders shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full, in cash or, at the option of holders of Senior Indebtedness, cash equivalents, of such Senior Indebtedness of such holders.

            Section 13.5. Obligations of Company Unconditional.

            (a) Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Holders or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Thirteen of the holders of the Senior Indebtedness.

            (b) Without limiting the generality of the foregoing, nothing contained in this Article Thirteen will restrict the right of the Trustee or the Holders to take any action to declare the Securities to be due and payable prior to their Stated Maturity pursuant to Section 5.1 or to pursue any rights or remedies hereunder; provided, however, that, all Senior Indebtedness then due and payable or thereafter declared to be due and payable shall first be paid in full, in cash, or at the option of holders of Senior Indebtedness, cash equivalents, before the Holders or the Trustee are entitled to receive any direct or indirect payment from the Company on or with respect to the Securities.

            Section 13.6. Notice to Trustee.

            The Company shall give prompt written notice to the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Thirteen. The Trustee shall not be charged with the knowledge of the existence of any default or event of default with respect to any Senior Indebtedness or of any other facts that would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of the Company, or by a holder of Senior Indebtedness or representative thereof; and prior to the receipt of any such written notice, the Trustee shall, subject to Article Six, be entitled to assume that no such facts exist; provided that, if the Trustee shall not have received the notice provided for in this Section 13.6 at least two Business Days prior to the date upon which, by the terms of this Indenture, any monies shall become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security), then, notwithstanding anything herein to the contrary, the Trustee shall have full power and authority to receive any monies from the Company and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary that may be received by it on or after such prior date except for an acceleration of the Securities prior to such application. Nothing contained in this Section 13.6 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by this Article Thirteen. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing itself to be a holder of any Senior Indebtedness (or a representative of such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or representative on behalf of any such holder.

            In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Thirteen and, if such evidence is not furnished to the Trustee, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

            Section 13.7. Reliance on Judicial Order or Certificate of Liquidating Agent.

            Upon any payment or distribution of assets or securities referred to in this Article Thirteen, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person making such payment or distribution, delivered to the Trustee or to the Holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payment thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen.

            Section 13.8. Trustee's Relation to Senior Indebtedness.

            (a) The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Thirteen with respect to any Senior Indebtedness that may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder; provided that nothing in this Section 13.8(a) shall apply to the Company or any Affiliate of the Company that is acting as Paying Agent.

            (b) With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Thirteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness (except as provided in Sections 13.2(c) and 13.3(c) of this Indenture) and shall not be liable to any such holders if the Trustee shall in good faith (and provided such payment shall not constitute gross negligence) mistakenly pay over or distribute to Holders or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Thirteen or otherwise.

            Section 13.9. Subordination Rights Not Impaired by Acts or Omissions of the Trustee, the Holders, the Company or Holders of Senior Indebtedness.

            No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided in this Article Thirteen will at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Trustee, Holders or the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with. The provisions of this Article Thirteen are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

            Section 13.10. Holders Authorize Trustee to Effectuate Subordination of Securities.

            Each Holder by its acceptance of any Securities authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Thirteen, and appoints the Trustee its attorney-in-fact for such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the property and assets of the Company, the filing of a claim for the unpaid balance of its Securities in the form required in those proceedings. If the Trustee does not file a proper claim or proof of indebtedness in the form required in such proceeding at least 30 days before the expiration of the time to file such claim or claims, each holder of Senior Indebtedness is hereby authorized to file an appropriate claim for and on behalf of the Holders.

            Section 13.11. Not to Prevent Events of Default.

            The failure to make a payment on account of principal of, premium, if any, or interest on the Securities by reason of any provision of this Article Thirteen will not be construed as preventing the occurrence of an Event of Default.

            Section 13.12. Trustee's Compensation Not Prejudiced.

            Nothing in this Article Thirteen will apply to amounts due to the Trustee pursuant to other sections of this Indenture.

            Section 13.13. No Waiver of Subordination Provisions.

            Without in any way limiting the generality of Section 13.9, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article Thirteen or the obligations hereunder of the Holders to the holders of Senior Indebtedness may amend, renew, extend, substitute, refinance, restructure, replace, supplement or otherwise modify the Credit Agreement, including, without limitation, the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

            Section 13.14. Payments May Be Paid Prior to Dissolution.

            Nothing contained in this Article Thirteen or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Section 13.2 or 13.3, from making payments of principal of, premium, if any, and interest on the Securities, or from depositing with the Trustee any money for such payments, or (ii) the application by the Trustee of any money deposited with it for the purpose of making such payments of principal of, premium, if any, and interest on the Securities to the holders entitled thereto unless, at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in
Section 13.2(b) (or there shall have been an acceleration of the Securities prior to such application) or in Section 13.6 of this Indenture. The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company or other fact known to the Company which would prohibit the making of payments hereunder.

                                  ARTICLE XIV.
                              SUBSIDIARY GUARANTEES

            Section 14.1. Guarantee.

            Subject to this Article XIV, each of the Subsidiary Guarantors hereby, jointly and severally, unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company hereunder or thereunder, that: (a) the principal of, premium, if any, interest and Liquidated Damages, if any, on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal, premium, if any, and to the extent permitted by law, interest on any interest, if any, and Liquidated Damages, if any, on the Securities, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, redemption or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantors shall be jointly and severally obligated to pay the same immediately. Each Subsidiary Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

            The Subsidiary Guarantors hereby agree that their obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities and this Indenture.

            If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Subsidiary Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Subsidiary Guarantors, any amount paid by either to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

            Each Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Subsidiary Guarantor further agrees that, as between the Subsidiary Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article V hereof for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article V hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantors for the purpose of this Subsidiary Guarantee. The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Guarantee.

            Section 14.2. Guarantee Limitation On Subsidiary Guarantor
Liability.

            Each Subsidiary Guarantor, and by its acceptance of Securities, each Holder, hereby confirms that it is the intention of all such parties that the Subsidiary Guarantee of such Subsidiary Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Subsidiary Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Subsidiary Guarantors hereby irrevocably agree that the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee and this Article XIV shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Subsidiary Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under this Article XIV, result in the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.

            Section 14.3. Execution And Delivery Of Subsidiary Guarantee.

            To evidence its Subsidiary Guarantee set forth in Section 14.1, each Subsidiary Guarantor hereby agrees that a notation of such Subsidiary Guarantee substantially in the form included in Exhibit D shall be endorsed by an officer of such Subsidiary Guarantor on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of such Subsidiary Guarantor by its President or one of its Vice Presidents.

            Each Subsidiary Guarantor hereby agrees that its Subsidiary Guarantee set forth in Section 14.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Subsidiary Guarantee.

            If an officer whose signature is on this Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Security on which a Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

            The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantors.

            Section 14.4. Subsidiary Guarantors May Consolidate, Etc., Only on Certain Terms.

            No Subsidiary Guarantor may in a single transaction or a series of related transactions consolidate or merge with or into (whether or not such Subsidiary Guarantor is the surviving Person) or, sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties to any other Person or group of affiliated Persons unless:

            (a) except in the case of a merger of a Subsidiary Guarantor with or into the Company or another Subsidiary Guarantor but subject to Section 14.5 hereof, the Person formed by or surviving any such consolidation or merger (if other than such Subsidiary Guarantor) expressly assumes by a supplemental indenture in a form reasonably satisfactory to the Trustee, all the obligations of such Subsidiary Guarantor under the Securities, this Indenture and the Subsidiary Guarantee on the terms set forth herein or therein; and

            (b) immediately after giving effect to such transaction or series of transactions, no Default or Event of Default shall have occurred or be continuing.

            Upon any consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Subsidiary Guarantor, such successor Person shall succeed to and be substituted for and may exercise every right and power of, the Subsidiary Guarantor under this Indenture and the Securities with the same effect as if such successor Person had been named herein as a Subsidiary Guarantor. Such successor Person thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

            Section 14.5. Releases of Subsidiary Guarantee.

            The Subsidiary Guarantee of a Subsidiary Guarantor will be released:

            (a) in connection with any sale or disposition of all or substantially all of the assets of that Subsidiary Guarantor (including by way of merger or consolidation), if the disposition is to the Company or another Subsidiary Guarantor or if the

Company applies the Net Proceeds of that sale or other disposition in accordance with the applicable provisions of this Indenture, including without limitation Section 10.17 hereof; or

            (b) in connection with any sale of all of the capital stock of a Subsidiary Guarantor, if the Company applies the Net Proceeds of that sale in accordance with the applicable provisions of this Indenture, including without limitation Section 10.17 hereof; or

            (c) if the Company designates any Restricted Subsidiary that is a Subsidiary Guarantor as an Unrestricted Subsidiary; or

            (d) upon the release or discharge of all guarantees of such Subsidiary Guarantor, and all pledges of property or assets of such Subsidiary Guarantor securing all other Indebtedness of the Company and the other Subsidiary Guarantors.

            Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the applicable provisions of this Indenture, including without limitation Section 10.17 hereof, the Trustee shall execute any documents reasonably required in order to evidence the release of any Subsidiary Guarantor from its obligations under its Subsidiary Guarantee.

            Any Subsidiary Guarantor not released from its obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Securities and for the other obligations of any Subsidiary Guarantor under this Indenture as provided in this Article XIV.

            Section 14.6. Subordination of Subsidiary Guarantee.

            Each Subsidiary Guarantor agrees, and each Holder by accepting a Security agrees, that the obligations of each Subsidiary Guarantor under its Subsidiary Guarantee, are subordinated and junior in right of payment to the prior payment of all Senior Indebtedness of each Subsidiary Guarantor on the same basis as the obligations on, or relating to the Securities, are subordinated and junior in right of payment to the prior payment of all Senior Indebtedness of the Company pursuant to Article Thirteen. In furtherance of the foregoing, each Subsidiary Guarantor agrees, and the Trustee and each Holder by accepting a Security agrees, that the subordination and related provisions applicable to the obligations of each Subsidiary Guarantor under its Subsidiary Guarantee by virtue of the preceding sentence shall be as set forth in Article Thirteen as if each reference to "Company" therein were instead a reference to "a Subsidiary Guarantor", each reference to "Senior Indebtedness of the Company" therein were instead a reference to "Senior Indebtedness of each Subsidiary Guarantor" and each reference to "Securities" therein were instead a reference to "this
Subsidiary Guarantee", with such appropriate modifications as the context may require. For the purposes of the foregoing sentence, the Trustee and the Holders shall have the right to receive and/or retain payments by any of the Subsidiary Guarantors only at such times as they may receive and/or retain payments in respect of the Securities pursuant to this Indenture, including Article Thirteen hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    ICON HEALTH & FITNESS, INC.,
                                    as Issuer

                                    By: _______________________________
                                        Name:
                                        Title
Attest:_________________________


                                    JUMPKING, INC.
                                    as Subsidiary Guarantor

                                    By: _______________________________
                                        Name:
                                        Title
Attest:_________________________


                                    ICON INTERNATIONAL HOLDINGS, INC.
                                    as Subsidiary Guarantor

                                    By: _______________________________
                                        Name:
                                        Title
Attest:_________________________


                                    UNIVERSAL TECHNICAL SERVICES, INC.
                                    as Subsidiary Guarantor

                                    By: _______________________________
                                        Name:
                                        Title
Attest:_________________________


                                    510152 N.B. LTD.
                                    as Subsidiary Guarantor

                                    By: _______________________________
                                        Name:
                                        Title
Attest:_________________________


                                    IBJ WHITEHALL BANK & TRUST COMPANY,
                                    as Trustee

                                    By: _______________________________
                                        Title

STATE OF UTAH     )
                  )  ss.:
COUNTY OF CACHE   )

            On the ___ day of __________, 1999, before me personally came ____________, to me known who, being by me duly sworn, did depose and say that he _____________ is of ICON Health & Fitness, Inc. one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[stamp of notary]                                     __________________

STATE OF     )
             )  ss.:
COUNTY OF    )

            On the ____ day of _______________, 1999, before me personally came __________________, to be known who, being by me duly sworn, did depose and say that he is ___________________ of __________________ one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                                      __________________

                                   SCHEDULE I
                              Subsidiary Guarantors

--------------------------------------------------------------------------------

     Jumpking, Inc.
     c/o ICON Health & Fitness, Inc.
     1500 South 1000 West
     Logan, Utah 84321

     510152 N.B. LTD.
     c/o ICON Health & Fitness, Inc.
     1500 South 1000 West
     Logan, Utah 84321

     Universal Technical Services, Inc.
     c/o ICON Health & Fitness, Inc.
     1500 South 1000 West
     Logan, Utah 84321

     ICON International Holdings, Inc.
     c/o ICON Health & Fitness, Inc.
     1500 South 1000 West
     Logan, Utah 84321

                                   SCHEDULE II
                                   Agreements

--------------------------------------------------------------------------------

1. Securities Purchase Agreement, dated as of the Closing Date, among Holdings and CSFB.

2.    Note Agreement, dated as of the Closing Date, between Holdings and CSFB.

3. Stockholders Agreement, dated as of the Closing Date, among Holdings, ICON Health & Fitness, Inc. ("Borrower"), the LLC, participating old 13% holders, if any, Scott Watterson and Gary Stevenson, CSFB and other equity holders.

4. Restated Employment Agreements, dated as of the Closing Date, between New Holdings, Borrower and each of Scott Watterson and Gary Stevenson.

5. Termination Agreements, dated as of the Closing date, between IHF Holdings, Inc., Borrower and each of Scott Watterson and Gary Stevenson.

6.    Funding to Holdings of $500,000 for payments to junior management.

7.    ICON Junior Management Deferred Bonus Plan.

8. Management Agreement, dated as of the Closing Date, among Holdings, Borrower and Bain.

9. Management Agreements among Borrower, New Holdings and each of Scott Watterson and Gary Stevenson.

10. Agreement and Plan of Merger, dated as of the Closing Date, among Holdings, Borrower and Merger Sub.

                                                                       Exhibit A

REGISTERED                                                            REGISTERED

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (1), (2), (3) OR (7) OF PARAGRAPH A OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN "ACCREDITED INVESTOR", IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $500,000 FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR

TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.6 AND 3.7 OF THE INDENTURE.

                           ICON HEALTH & FITNESS, INC.

                           12% Series A Note due 2005

No.1                                                             CUSIP 44929HACZ

            ICON HEALTH & FITNESS, INC., a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to ____________, or its registered assigns, the principal sum of __________________________ ($_______________), on September
27, 2005.

Interest Rate:                              12% per annum.

         Interest Payment Dates:            January 15 and July 15 of each year
                                            commencing January 15, 2000.

Regular Record Dates:                       January 1 and July 1 of each year.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Date: _____________, ___                   ICON HEALTH & FITNESS, INC.

Attested by:

                                           By:  __________________________
_______________________________                 Title:  President
Title: Secretary

This is one of the 12% Series A Notes due 2005 described in the within-mentioned Indenture.

Date of Authentication:           IBJ WHITEHALL BANK & TRUST COMPANY, as Trustee

______________,____
                                  By:   ______________________
                                        Authorized Signatory

                           [REVERSE SIDE OF SECURITY]

                           ICON HEALTH & FITNESS, INC.

                           12% Series A Note due 2005

1. Principal and Interest.

            The Company will pay the principal of this Security on September 27, 2005.

            The Company promises to pay interest on the principal amount of this Security on each Interest Payment Date, as set forth below, at the rate of 12% per annum.

            Interest will be payable semiannually (to the owners of record (the "Holders") of the Securities (or any predecessor Securities) at the close of business on the January 1 or July 1 immediately preceding the Interest Payment
Date) on each Interest Payment Date, commencing January 15, 2000. In addition, as provided in the Exchange and Registration Rights Agreement dated September 27, 1999, liquidated damages may be required to be paid by the Company.

2. Method of Payment.

            The Company will pay interest (except defaulted interest) on the principal amount of the Securities on each Interest Payment Date to the persons who are Holders (as reflected in the Security Register at the close of business on the Regular Record Dates immediately preceding the Interest Payment Date), in each case, even if the Security is canceled on registration of transfer or registration of exchange after such record date; provided that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Security to any Paying Agent on or after September 27, 2005.

            The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal, premium, if any, and interest by its check payable in such money. The Company may mail an interest check to a Holder's registered address (as reflected in the Security Register). If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding date that is a Business Day and no interest shall accrue for the intervening period.

3. Paying Agent and Registrar.

            Initially, IBJ Whitehall Bank & Trust Company (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar upon written notice thereto. The Company, any Restricted Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-registrar.

4. Indenture; Limitations.

            The Company issued the Securities under an Indenture dated as of September 27, 1999 (the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

            The Securities are general unsecured obligations of the Company. The Indenture limits the aggregate principal amount of the Securities to $45,000,000.

5. Subordination.

            The payment of the Securities will to the extent set forth in the Indenture, be subordinated in right of payment to the prior payment in full, in cash or cash equivalents, of all Senior Indebtedness.

6. Subsidiary Guarantee.

            The payment of principal of, premium, if any, interest and Liquidated Damages, if any, on the Securities are unconditionally guaranteed, jointly and severally, on a senior subordinated basis by the Subsidiary Guarantors.

7. Redemption.

            The Securities will be subject to redemption at any time after the Issue Date at the option of the Company, in whole but not in part, at the following redemption prices (expressed in percentages of principal amount thereof), plus accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date if redeemed during the 12 month period ending February 15 of each of the years set forth below:

                                                    Redemption
                            Year                      Price
                          --------                  ---------

                  Issue Date through 2001              101%

                            2002                       102%

                            2003                       104%

                            2004                       102%

                            2005                       101%

                         Thereafter                    100%

            Notice of a redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder to be redeemed at such Holder's last address as it appears in the Security Register. On and after the Redemption Date, interest ceases to accrue on Securities, unless the Company defaults in the payment of the Redemption Price.

7. Repurchase upon a Change in Control and Asset Sales.

            Upon the occurrence of (a) a Change of Control, the Company is obligated to make an offer to purchase all outstanding Securities at a purchase price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase or (b) certain Asset Sales, the Company may be obligated to make offers to purchase Securities with a portion of the Net Cash Proceeds of such Asset Sales at a purchase price of 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase.

8. Denominations; Transfer; Exchange.

            The Securities are in registered form without coupons, in denominations of $1,000 and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

9. Persons Deemed Owners.

            A Holder may be treated as the owner of a Security for all purposes.

10. Unclaimed Money.

            If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the

Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

11. Discharge Prior to Redemption or Maturity.

            If the Company irrevocably deposits, or causes to be deposited, with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Securities (a) to redemption or maturity, the Company will be discharged from the Indenture and the Securities, except in certain circumstances for certain sections thereof, and (b) to the Stated Maturity, the Company will be discharged from certain covenants set forth in the Indenture.

12. Amendment; Supplement; Waiver.

            Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially adversely affect the rights of any Holder.

13. Restrictive Covenants.

            The Indenture contains certain covenants, including, without limitation, covenants with respect to the following matters: (i) Indebtedness; (ii) Restricted Payments; (iii) Transactions with Affiliates;
(iv) Liens; (v) Change of Control; (vi) Asset Sales; (vii) Guarantees by Restricted Subsidiaries; (viii) Dividends and Other Payment Restrictions Affecting Subsidiaries; (ix) Sale and Leaseback Transactions; (x) Designation of Unrestricted Subsidiaries; (xi) Incurrence of Other Senior Indebtedness; and (xii) Additional Subsidiary Guarantees. Within 120 days after the end of each fiscal year and within 45 days after each fiscal quarter, the Company must report to the Trustee on compliance with the Indenture.

14. Successor Persons.

            When a successor person or other entity assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor person will be released from those obligations.

15. Remedies for Events of Default.

            If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare all the Securities to be immediately due and payable. If a bankruptcy or insolvency default with respect to the Company or any of its Significant Subsidiaries occurs and is continuing, the Securities automatically become immediately due and payable. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of at least a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.

16. Trustee Dealings with Company.

            The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may make loans to, accept deposits from, perform services for, and otherwise deal with, the Company and its Affiliates as if it were not the Trustee.

17. Authentication.

            This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

18. Abbreviations.

            Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

            The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Icon Health & Fitness, Inc., 1500 South 1000 West, Logan, Utah 84321, Attention: President.

            FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)

--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably

--------------------------------------------------------------------------------
constituting and appointing attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

            In connection with any transfer of this Security occurring prior to the Resale Restriction Termination Date, the undersigned confirms that without utilizing any general solicitation or general advertising:

                                    Check One

     [ ](a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

     [ ](b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.7 of the Indenture shall have been satisfied.

Date: __________________

                                          --------------------------------------
                                          NOTICE: The signature to this
                                          assignment must correspond with the
                                          name as written upon the face of the
                                          within- mentioned instrument in every
                                          particular, without alteration or any
                                          change whatsoever.

Signature Guarantee: ___________________________________________________________
                     Participant in a Recognized Signature
                     Guaranty Medallion Program

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

            The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ________________________         ________________________________________
                                        NOTICE: To be executed by an
                                                executive officer

                       OPTION OF HOLDER TO ELECT PURCHASE

            If you wish to have this Security purchased by the Company pursuant to Section 10.15 or Section 10.17 of the Indenture, check the Box: [ ].

            If you wish to have a portion of this Security purchased by the Company pursuant to Section 10.15 or Section 10.17 of the Indenture, state the amount (in principal amount at maturity) below:

                  $___________________.

Date: ________________

Your Signature: _________________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee: ______________________________________
                     Participant in a Recognized Signature
                     Guaranty Medallion Program

                                                                       Exhibit C

                            Form of Certificate to Be
                          Delivered in Connection with
             Transfers to Non-QIB Institutional Accredited Investors

                            ________________ , ______

Icon Health & Fitness, Inc.
1500 South 1000 West
Logan, Utah 84321

IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

                        Re: Icon Health & Fitness, Inc.
                        (the "Company") 12% Notes due 2005 (the "Securities")

Ladies and Gentlemen:

            In connection with our proposed purchase of $__________ aggregate principal amount of the Securities:

            1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Securities to offer, sell or otherwise transfer such Securities prior to the date which is two years after the later of the date of original issue of the Securities and the last date on which the Company or any affiliate of the Company was the owner of such Securities, or any predecessor thereto (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an institutional "accredited investor" within the meaning of subparagraph
(a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Securities for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or (e) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property and the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee or the Registrar, as the case may be, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph
(a)(1), (2), (3) or (7) or Rule 501 under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that the Company and the Trustee or the Registrar, as the case may be, reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clauses (d) and (e) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee or the Registrar, as the case may be. We further understand that the securities purchased by us will bear a legend to the foregoing effect.

            2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2) (3) or (7) of Regulation D under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

            4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                Very truly yours,

                                By: __________________
                                    (NAME OF PURCHASER)

                                Date: ___________________

            Upon transfer, the Securities should be registered in the name of the new beneficial owner as follows:

Name: __________________________________________________________________________

Address: _______________________________________________________________________

Taxpayer ID Number: ____________________________________________________________

                                                                       Exhibit D

                    FORM OF NOTATION OF SUBSIDIARY GUARANTEE

            For value received, each Subsidiary Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, dated as of September 27, 1999 (the "Indenture"), among ICON Health & Fitness, Inc., the Subsidiary Guarantors party thereto and IBJ Whitehall Bank & Trust Company, as trustee (the "Trustee"), (a) the due and punctual payment of the principal of, premium, if any, and interest on the Securities (as defined in the Indenture), whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal and premium, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and
(b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Subsidiary Guarantors to the Holders of Securities and to the Trustee pursuant to the Subsidiary Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantee. The obligations of the Subsidiary Guarantors will be released only in accordance with the provisions of Article 14 of the Indenture. Each Holder of a Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Subsidiary Guarantee shall cease to be so subordinated and subject in right of payment upon any defeasance of this Security in accordance with the provisions of the Indenture.

                                               [Name of Subsidiary Guarantor(s)]


                                               By:______________________________
                                                  Name:
                                                  Title:

                                                                       Exhibit E

                         FORM OF SUPPLEMENTAL INDENTURE
               TO BE DELIVERED BY SUBSEQUENT SUBSIDIARY GUARANTORS

            SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of ______________, among _______________ (the "Guaranteeing Subsidiary"), a subsidiary of ICON Health & Fitness, Inc. (or its permitted successor), a Delaware corporation (the "Company"), the Company, the other Subsidiary Guarantors (as defined in the Indenture referred to herein) and IBJ Whitehall Bank & Trust Company, as trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

            WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of ____________, providing for the issuance of an aggregate principal amount of up to $45,000,000 of 12% Notes due 2005 (the "Securities");

            WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company's obligations under the Securities and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

            WHEREAS, pursuant to Section 9.3 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

            NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

            1. Capitalized Terms.

            Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

            2. Agreement To Guarantee.

            The Guaranteeing Subsidiary hereby agrees as follows:

            (a) Along with all Subsidiary Guarantors named in the Indenture, to jointly and severally Guarantee to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns,irrespective of the validity and enforceability of the Indenture, the Securities or the obligations of the Company hereunder or thereunder, that:

                  (i) the principal of and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

                  (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantors shall be jointly and severally obligated to pay the same immediately.

            (b) The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

            (c) The following is hereby waived: diligence presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever.

            (d) This Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities and the Indenture.

            (e) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the

                  Subsidiary Guarantors, or any Custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Subsidiary Guarantors, any amount paid by either to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

            (f) The Guaranteeing Subsidiary shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

            (g) As between the Subsidiary Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 of the Indenture for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 5 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantors for the purpose of this Subsidiary Guarantee.

            (h) The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Subsidiary Guarantee.

            (i) Pursuant to Section 14.2 of the Indenture, after giving effect to any maximum amount and any other contingent and fixed liabilities that are relevant under any applicable Bankruptcy or fraudulent conveyance laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under Article 14 of the Indenture shall result in the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.

            3. Execution And Delivery.

            Each Guaranteeing Subsidiary agrees that the Subsidiary Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Subsidiary Guarantee.

            4. Guaranteeing Subsidiary May Consolidate, Etc. on Certain Terms.

      (a) A Guaranteeing Subsidiary may not sell or otherwise dispose of all or substantially all of properties, or consolidate with or merge with or into (whether or not such Guaranteeing Subsidiary is the surviving Person) another Person or group of affiliated Persons unless:

            (i) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred or be continuing; and

            (ii) except in the case of a merger of a Subsidiary Guarantor with or into the Company or another Subsidiary Guarantor but subject to Section 14.5 hereof, the Person formed by or surviving any such consolidation or merger (if other than such Subsidiary Guarantor) expressly assumes by a supplemental indenture in a form reasonably satisfactory to the Trustee, all the obligations of such Subsidiary Guarantor under the Securities, the Indenture and the Subsidiary Guarantee on the terms set forth therein.

      (b) In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions of the Indenture to be performed by the Subsidiary Guarantor, such successor Person shall succeed to and be substituted for and may exercise every right and power of, the Subsidiary Guarantor under the Indenture and the Securities with the same effect as if it had been named herein as a Subsidiary Guarantor. Such successor Person thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

            5. Releases.

      (a)   The Subsidiary Guarantee of a Subsidiary Guarantor will be released
            (i) in connection with any sale or other disposition of all or substantially all of the assets of that Subsidiary Guarantor (including by way of merger or consolidation), if the disposition is to the Company or another Subsidiary Guarantor or if the Company applies the Net Proceeds of that sale or other disposition in accordance with the applicable provisions of the Indenture, including without limitation Section 10.17 thereof; (ii) in connection with any sale of all of the capital stock of a Subsidiary Guarantor, if the Company applies the Net Proceeds of that sale in accordance with the applicable provisions of the Indenture, including without limitation Section 10.17 thereof; (iii) if the Company designates any Restricted Subsidiary that is a Subsidiary Guarantor as an Unrestricted Subsidiary; or (iv) upon the release or discharge of all guarantees of such Subsidiary Guarantor, and all pledges of property or assets of such Subsidiary Guarantor securing all other Indebtedness of the Company and other Subsidiary Guarantors. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of the Indenture, including without limitation
            Section 10.17 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any Subsidiary Guarantor from its obligations under its Subsidiary Guarantee.

      (b) Any Subsidiary Guarantor not released from its obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Securities and for the other obligations of any Subsidiary Guarantor under the Indenture as provided in Article 14 of the Indenture.

            6. No Recourse Against Others.

            No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Securities, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

            7. New York Law To Govern.

            THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

            8. Counterparts.

            The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

            9. Effect of Headings.

            The Section headings herein are for convenience only and shall not affect the construction hereof.

            10. The Trustee.

            The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: _________, _____

                                    [GUARANTEEING SUBSIDIARY]

                                    By:______________________
                                       Name:
                                       Title:


                                    IBJ WHITEHALL BANK & TRUST COMPANY,
                                    as Trustee

                                    By:______________________
                                       Name:
                                       Title: